As filed with the Securities and Exchange Commission on September 26, 2000
                       Registration No. 33-18255/811-5380

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]

                          Pre-Effective Amendment No.                      [ ]

                        Post-Effective Amendment No. 46                    [x]

                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [x]

                                Amendment No. 47                           [x]
                       (Check appropriate box or boxes.)

                              FIRSTAR FUNDS, INC.
                              -------------------
               (Exact Name of Registrant as Specified in Charter)

                            615 East Michigan Street
                           Milwaukee, WI  53201-3011
              (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, including Area Code (414) 287-3909 with a copy of communications to:

                           W. Bruce McConnel, Esquire
                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                          Philadelphia, PA  19103-6996

                        Copies of all communications to:

                             Suzanne E. Riley, Esq.
                       Firstar Mutual Fund Services, LLC
                      615 East Michigan Street, 2nd Floor
                              Milwaukee, WI  53202

It is proposed that this filing will become effective (check appropriate box)

  [ ]   immediately upon filing pursuant to paragraph (b)
  [ ]   on                   pursuant to paragraph (b)
  [x]   60 days after filing pursuant to paragraph (a)(1)
  [ ]   on                   pursuant to paragraph (a)(1)
  [ ]   75 days after filing pursuant to paragraph (a)(2)
  [ ]   on               pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

  [ ]   This post-effective amendment designates a new effective date for a previously filed post-effective amendment


             PRELIMINARY PROSPECTUS DATED          , 2000
                                         ----------
INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.


PROSPECTUS
_________, 2000



SMALL CAP CORE EQUITY FUND
INTERNATIONAL GROWTH FUND
U.S. TREASURY MONEY MARKET FUND





As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these funds or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.



                                                                   FIRSTAR FUNDS

                                FIRSTAR FUNDS/R
                               ___________, 2000



                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
SMALL CAP CORE EQUITY FUND ...........................................1
INTERNATIONAL GROWTH FUND.............................................5
U.S. TREASURY MONEY MARKET FUND.......................................9
TYPES OF INVESTMENT RISK.............................................12
INVESTING WITH FIRSTAR FUNDS.........................................16
      Share Classes Available........................................16
      Sales Charges and Waivers......................................17
      Purchasing Shares..............................................22
      Redeeming Shares...............................................25
      Exchanging Shares..............................................27
      Additional Shareholder Services................................28
ADDITIONAL INFORMATION...............................................30
      Dividends, Capital Gains Distributions and Taxes...............30
      Management of the Funds........................................31
      Net Asset Value and Days of Operation..........................32
APPENDIX.............................................................34
      Financial Highlights...........................................34
FOR MORE INFORMATION.................................................46


-------------------------------------------------------------------------------
Learn about each Fund's Objective, Principal Investment Strategies, Principal Risks, Performance and Expenses.
-------------------------------------------------------------------------------


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF FIRSTAR BANK, N.A. AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.



SMALL CAP CORE EQUITY FUND
(FORMERLY EMERGING GROWTH FUND)

INVESTMENT OBJECTIVE
The investment objective of the Small Cap Core Equity Fund is to seek capital appreciation. The investment objective may be changed by the Board of Directors without approval of shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
The Fund selects securities the Adviser believes have above-average prospects for capital appreciation. During normal market conditions, the Fund invests at least 65% of total assets in equity securities. These equity securities may be listed on a national securities exchange or may be unlisted securities with or without an established over-the-counter market.

The Fund also invests in stocks the Adviser believes are undervalued or to a limited extent in initial public offerings (IPOs) of new companies that demonstrate the potential for price appreciation. The Adviser selects stocks based on a number of factors, including historical and projected earnings, asset value, potential for price appreciation and earnings growth, and quality of the products manufactured or services offered.

Small-Sized Companies
---------------------

The Fund generally invests in small- to medium-sized companies with market capitalizations between $100 million and $2 billion. The Fund may also invest a portion of its assets in larger companies that the Adviser believes offer improved growth possibilities because of rejuvenated management, product changes or other developments likely to stimulate earnings or asset growth.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund is subject to market risk, management risk and small-cap stock risk.
                       -----------  ---------------     ---------------------
Market risk is the risk that the value of the securities in which a Fund invests
-----------
may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Management risk is the risk that the evaluation by the investment adviser of the
---------------
rewards and risks presented by all securities purchased by the Fund and how they advance the Fund's investment objectives may prove to be inaccurate. Small-cap
                                                                      ---------
stock risk refers to the fact that small capitalization stocks involve greater
----------
risks that those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Fund may invest have limited product lines, markets or financial resources, or may be dependant on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to sector/technology risk.
                                                         ----------------------
'Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Fund's performance results may reflect periods of above-average performance attributable to investing a portion of its assets in the securities of companies offering shares in IPOs. It is possible that the above-average performance of such companies may not be repeated in the future.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional. These share types bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A, Retail B, Y and Institutional Shares compare to those of a broad-based securities market index.

On _________, 2000 the Mercantile Small Cap Equity Portfolio reorganized into the Firstar Small Cap Core Equity Fund. At that time, the Firstar Small Cap Core Equity Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Mercantile Small Cap Equity Portfolio. The performance set forth below is based on the performance of corresponding classes of the Mercantile Small Cap Equity Portfolio (the "Predecessor Portfolio"). The Predecessor Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.



   1993      1994      1995      1996      1997      1998   1999
   ----      ----      ----      ----      ----      ----   ----
  23.58%    2.26%     17.14%    10.50%    20.51%   (8.07%)  16.70%

       YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)(RETAIL SHARES)
--------------------------------------------------------------------------------
                              1993           23.58
                              1994            2.26
                              1995           17.14
                              1996           10.50
                              1997           20.51
                              1998           -8.07
                              1999           16.70

The Fund's performance for the six-month period ending June 30, 2000 was 13.44%.


          SMALL CAP CORE EQUITY FUND

BEST QUARTER:       Q4 '92      18.56%

WORST QUARTER:      Q3 '98      24.80%



                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
              (RETAIL A, RETAIL B, Y AND INSTITUTIONAL SHARES)<F1>
--------------------------------------------------------------------------------
                                                             Since inception
                                1 Year   5 Years   10 Years  (inception date)
                               -------   -------   --------  ---------------
SMALL CAP CORE EQUITY FUND
Retail A Shares                 10.30%     9.61%      --          11.66%
                                                              (May 6, 1992)
Retail B Shares                 11.05%        --      --          9.20%
                                                             (March 6, 1995)
Y Shares                        16.75%    10.84%      --          9.34%
                                                            (January 3, 1994)
Institutional Shares            17.10%    11.16%                  12.72%
                                                              (May 6, 1992)

RUSSELL 2000 INDEX<F2>          21.26%    16.69%      --          14.80%
                                                             (April 30, 1992)
S&P SMALLCAP 600<F2>            12.40%         %      --            %
                                                             (April 30, 1992)
WILSHIRE NEXT 1750 INDEX<F2>    25.32%         %      --            %
                                                             (April 30, 1992)

<F1> The Small Cap Core Equity Fund's Retail A, Retail B, Y and Institutional
     Shares are the corresponding classes for the Mercantile Small Cap Equity Portfolio's Investor A, Investor B, Institutional and Trust Shares, respectively.

<F2> The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The Wilshire Next 1750 Index is an unmanaged index, which shows the next largest 1,750 companies after the Top 750 of the Wilshire 5000 Stock Index. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index. As of _________, 2000 the Fund has changed its performance benchmark from the S&P SmallCap 600 and Wilshire Next 1750 Indices to the Russell 2000 Index which was the performance benchmark of the Predecessor Portfolio.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Core Equity Fund.

SHAREHOLDER FEES
(fees paid directly
from your investment)     RETAIL A    RETAIL B        Y       INSTITUTIONAL
---------------------     --------    --------      -----     -------------
Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of
  offering price)          5.50%        None         None         None
Maximum Deferred Sales
  Charge (Load) (as a
  percentage of offering
  price)                    None      5.00%<F1>      None         None
Maximum Sales Charge
  (Load) Imposed on
  Reinvested Dividends      None        None         None         None
Redemption Fees           None<F2>    None<F2>     None<F2>     None<F2>
Exchange Fees               None        None         None         None

ANNUAL FUND OPERATING
EXPENSES (expenses
that are deducted from
Fund assets)              RETAIL A    RETAIL B        Y       INSTITUTIONAL
----------------------    --------    --------      -----     -------------
Management Fees            0.75%        0.75%       0.75%         0.75%
Distribution and
  Service (12b-1) Fees   0.00%<F3>      0.75%       0.00%         0.00%
Other Expenses<F4>         0.48%        0.48%       0.48%         0.23%
Total Annual Fund
  Operating Expenses       1.23%        1.98%       1.23%         0.98%
Fee Waivers and Expense
  Reimbursements<F5>      (0.02%)      (0.02%)     (0.02%)       (0.02%)
Net Annual Fund
  Operating Expenses<F5>   1.21%        1.96%       1.21%         0.96%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares, Retail B Shares and Y Shares.
<F5> The Adviser has contractually agreed to waive fees and reimburse other expenses for Retail A, Retail B, Y and Institutional Shares until
     October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.21%, 1.96%, 1.21% and 0.96% for each class, respectively, for the current fiscal year. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 Year    3 Years   5 Years   10 Years
                                        --------   --------  --------  --------
Small Cap Core Equity Fund -
  Retail A Shares                         $667       $967     $1,289    $2,199
Small Cap Core Equity Fund -
  Retail B Shares
  Assuming complete redemption
    at end of period                      699        919      1,266     2,058
  Assuming no redemption                  199        619      1,066     2,058
Small Cap Core Equity Fund - Y Shares     123        388       674      1,487
Small Cap Core Equity Fund -
  Institutional Shares                     98        310       540      1,200

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used for Retail B Shares in the hypothetical example after year six.


INTERNATIONAL GROWTH FUND
(FORMERLY CORE INTERNATIONAL EQUITY FUND)

INVESTMENT OBJECTIVE
The investment objective of the International Growth Fund is to provide capital growth consistent with reasonable investment risk. The investment objective may be changed by the Board of Directors without approval of shareholders, although no change is currently anticipated.

[Sidenote]

SUB-ADVISER

Firstar Investment Research & Management Company, LLC ("FIRMCO") has appointed Clay Finlay Inc. ("Clay Finlay" or the "Sub-Adviser") as sub-adviser to assist in the day-to-day management of the Fund.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in foreign common stocks, most of which will be denominated in foreign currencies. In selecting stocks, the Sub-Adviser determines which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool which focuses on valuation ranges. The Sub-Adviser focuses on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. The Sub-Adviser also uses fundamental analysis by evaluating balance sheets, market share and strength of management.

Under normal market conditions, the Fund invests substantially all (at least 80%) of its total assets in the securities of companies that derive more than 50% of their gross revenues outside the United States or have more than 50% of their assets outside the United States. Under normal market conditions, the Fund invests in equity securities from at least three foreign countries. Generally, at least 50% of the Fund's total assets will be invested in securities of companies located either in the developed countries of Western Europe or in Japan. The Fund also may invest in other developed countries in the Far East and in countries with emerging markets or economies.

By investing in various foreign stocks, the Fund attempts to achieve broad diversification and to take advantage of of differences between economic trends and the performance of securities markets in different countries, regions and geographic areas.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

The Fund is subject to market risk and management risk.  Market risk is the risk
                       -----------     ---------------   -----------
that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Management risk is the risk that the evaluation by the investment
             ---------------
adviser of the rewards and risks presented by all securities purchased by the Fund and how they advance the Fund's investment objectives may prove to be inaccurate. The Fund's investments in foreign securities are subject to foreign
                                                                         -------
risk.  Foreign stocks involve special risks not typically associated with U.S.
----
stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks. Foreign risks will normally be greatest when the Fund invests in issues located in emerging countries. The governments and economies of emerging countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments. The Fund is also subject to currency risk which
                                                             -------------
is the potential for price fluctuations in the dollar value of the foreign securities which the Fund holds because of changing currency exchange rates.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional. These share types bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A, Retail B, Y and Institutional Shares compare to those of a broad-based securities market index.

On _________, 2000 the Mercantile International Equity Portfolio reorganized into the Firstar International Growth Fund (formerly Firstar Core International Equity Fund). At that time, the Firstar International Growth Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Mercantile International Equity Portfolio. The performance set forth below is based on the performance of corresponding classes of the Mercantile International Equity Portfolio (the "Predecessor Portfolio"). The Predecessor Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.


   1995           1996           1997           1998           1999
   ----           ----           ----           ----           ----
  9.41%          9.98%          4.68%          17.42%         50.47%



     YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (RETAIL A SHARES)
-------------------------------------------------------------------------------
                              1995            9.41
                              1996            9.98
                              1997            4.68
                              1998           17.42
                              1999           50.47

The Fund's performance for the six-month period ending June 30, 2000 was -7.30%.


            INTERNATIONAL GROWTH FUND

BEST QUARTER:        Q4  '99         27.41%

WORST QUARTER:       Q3   '98       -17.12%


                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
             (RETAIL  A, RETAIL B, Y AND INSTITUTIONAL SHARES)<F1>
-------------------------------------------------------------------------------
                                                               Since inception
                                1 Year   5 Years   10 Years    (inception date)
                               --------  --------  --------    ---------------
INTERNATIONAL GROWTH FUND
Retail A Shares                 42.22%    16.03%      --            13.78%
                                                                (May 2, 1994)
Retail B Shares                 44.31%      --        --            18.05%
                                                               (March 6, 1995)
Y Shares                        50.47%    17.32%      --            15.21%
                                                               (April 24, 1994)
Institutional Shares            50.93%    17.68%      --            15.29%
                                                               (April 4, 1994)
EAFE INDEX<F2>                  26.96%    12.83%      --            11.85%
                                                               (March 31, 1994)

<F1> The International Growth Fund's Retail A, Retail B, Y and Institutional
     Shares are the corresponding classes for the Mercantile International Equity Portfolio's Investor A, Investor B, Institutional and Trust Shares, respectively.

<F2> The Morgan Stanley Capital International Europe, Australia and Far East
     Index, or EAFE Index, is an unmanaged index consisting of companies in Australia, New Zealand, Europe and the Far East. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.


FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the International Growth Fund.

SHAREHOLDER FEES
(fees paid directly from
your investment)            RETAIL A     RETAIL B        Y      INSTITUTIONAL
------------------------    --------     --------      -----    -------------
Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of offering
  price)                      5.50%        None        None          None
Maximum Deferred Sales
  Charge (Load) (as a
  percentage of offering
  price)                      None      5.00%<F1>      None          None
Maximum Sales Charge
  (Load) Imposed on
  Reinvested Dividends        None         None        None          None
Redemption Fees             None<F2>     None<F2>    None<F2>      None<F2>
Exchange Fees                 None         None        None          None


ANNUAL FUND OPERATING
EXPENSES (expenses that
are deducted from
Fund assets)                RETAIL A     RETAIL B        Y      INSTITUTIONAL
-----------------------     --------     --------      ----     -------------
Management Fees               1.00%       1.00%        1.00%        1.00%
Distribution and Service
  (12b-1) Fees              0.00%<F3>     0.75%        0.00%        0.00%
Other Expenses<F4>            0.57%       0.57%        0.57%        0.32%
Total Annual Fund
  Operating Expenses          1.57%       2.32%        1.57%        1.32%
Fee Waivers and Expense
  Reimbursements<F5>         (0.06%)     (0.06%)      (0.06%)      (0.06%)
Net Annual Fund
  Operating Expenses<F5>      1.51%       2.26%        1.51%        1.26%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares, Retail B Shares and Y Shares.
<F5> The Adviser has contractually agreed to waive fees and reimburse other expenses for Retail A, Retail B, Y and Institutional Shares until
     October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.51%, 2.26%, 1.51% and 1.26%, respectively, for the current fiscal year. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years   5 Years   10 Years
                                         --------  --------  --------  --------
International Growth Fund -
  Retail A Shares                          $695     $1,063    $1,454    $2,546
International Growth Fund -
  Retail B Shares
  Assuming complete redemption
    at end of period                       729      1,019     1,435     2,413
  Assuming no redemption                   229       719      1,235     2,413
International Growth Fund - Y Shares       154       490       849      1,862
International Growth Fund -
  Institutional Shares                     128       412       718      1,585

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used for Retail B Shares in the hypothetical example after year six.

U.S. TREASURY MONEY MARKET FUND

INVESTMENT OBJECTIVE
The investment objective of the U.S. Treasury Money Market Fund is to seek stability of principal and current income consistent with stability of principal. The investment objective may be changed by the Board of Directors without approval of shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
The U.S. Treasury Money Market Fund invests exclusively in short-term U.S. Treasury obligations that have a maturity of 397 days or less from the date of purchase. The Fund may purchase repurchase agreements collateralized by U.S. Treasury obligations. The Fund intends to invest in the agreements that provide for repurchase within 397 days from the date of acquisition. The average maturity of these securities is 120 days or less. The average maturity, however, of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. Securities subject to repurchase agreements are marked to market on a daily basis. U.S. Treasury obligations are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States government. The Fund may also retain assets in cash and may purchase U.S. Treasury obligations on a when-issued or delayed delivery basis.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that the dividends on your investment will vary. The Fund is subject to credit risk and
                                                                -----------
interest rate risk.  Credit risk is the risk that an issuer of fixed income
------------------   -----------
securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income
------------------
securities will decline in value.

The Fund is also subject to repurchase agreement risk.  Repurchase agreements
                            -------------------------
are arrangements in which banks, broker/dealers and other financial institutions sell securities to the Fund and agree to repurchase them at a certain time and price within one year. Repurchase agreement risk is the risk that the seller
                        -------------------------
may not repurchase the securities from the Fund, which may result in the Fund selling the security for less than the agreed upon price. Another risk of repurchase agreements is that the seller may default or file for bankruptcy. That could mean the Fund might have to wait through lengthy court actions before selling the securities.

The Fund is subject to when-issued and delayed delivery transaction risks.
                       --------------------------------------------------
When-issued and delayed delivery transactions involve securities with payment and delivery scheduled for a future time. One of the risks of investing in when-issued or delayed delivery transactions is if the seller chooses not to complete the transaction, the Fund could miss an advantageous price or yield. The Fund may enter into transactions to sell its purchase commitments to third parties at current market rates and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses on the sale of these kinds of commitments.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

BAR CHART AND PERFORMANCE TABLE
The Fund offers two types of shares, as described under "Investing with Firstar Funds" - Retail A and Institutional. These share types bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) the average annual returns of the Fund's Retail A and Institutional Shares.

On _________, 2000 the Mercantile Treasury Money Market Portfolio and the Firstar Stellar Treasury Fund reorganized into the Firstar U.S. Treasury Money Market Fund. At that time, the Firstar U.S. Treasury Money Market Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Firstar Stellar Treasury Fund. The performance set forth below is based on the performance of corresponding classes of the Firstar Stellar Treasury Fund.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced.


 1990    1991     1992    1993    1994    1995    1996    1997    1998    1999
 ----    ----     ----    ----    ----    ----    ----    ----    ----    ----
 7.64%   5.49%   3.26%   2.54%   3.51%   5.26%    4.77%   4.86%   4.61%   4.06%


YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)(RETAIL A SHARES)

                              1990            7.64
                              1991            5.49
                              1992            3.26
                              1993            2.54
                              1994            3.51
                              1995            5.26
                              1996            4.77
                              1997            4.86
                              1998            4.61
                              1999            4.06


The Fund's performance for the six-month period ending June 30, 2000 was 2.51%.

         U.S. TREASURY MONEY MARKET FUND

BEST QUARTER:        Q3  '90              1.89%

WORST QUARTER:       Q4  '93              0.62%



                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
                    (RETAIL A AND INSTITUTIONAL SHARES)<F1>
--------------------------------------------------------------------------------
                                                              Since inception
                                1 Year   5 Years   10 Years   (inception date)
                               --------  --------  --------   ---------------
U.S. TREASURY MONEY MARKET FUND
  Retail A Shares               4.06%     4.71%     4.59%          4.85%
                                                              (April 15, 1989)
  Institutional Shares          4.22%      ---       ---           4.62%
                                                              (March 25, 1997)


<F1> The U.S. Treasury Money Market Fund's Retail A and Institutional Shares are
     the corresponding classes for the Firstar Stellar Treasury Fund's C and Y Shares, respectively.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Treasury Money Market Fund.



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)      RETAIL A    INSTITUTIONAL
---------------------------------------------      --------    -------------
Management Fees                                     0.44%          0.44%
Distribution and Service (12b-1) Fees               0.25%          0.00%
Other Expenses<F1>                                  0.39%          0.39%
Total Annual Fund Operating Expenses                1.08%          0.83%
Fee Waivers and Expense Reimbursements<F2>         (0.14%)        (0.04%)
Net Annual Fund Operating Expenses<F2>              0.94%          0.79%

<F1> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A and Institutional Shares.
<F2> The Adviser has contractually agreed to waive fees and reimburse other expenses for Retail A and Institutional Shares until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.94% and 0.79%, respectively, for the current fiscal year. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years   5 Years   10 Years
                                         --------  --------  --------  --------
U.S. Treasury Money Market Fund -
  Retail A Shares                          $96       $330      $582     $1,305
U.S. Treasury Money Market Fund -
  Institutional Shares                      81       261       457      1,022



TYPES OF INVESTMENT RISK

The principal risks of investing in each Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Additional Statement referred to on the back page.


GENERAL RISKS OF INVESTING IN EACH OF THE FUNDS

--------------------------------------------------------------------------------
Complete Investment Program - All Funds
--------------------------------------------------------------------------------
An investment in a single Fund, by itself, does not constitute a complete investment plan.

--------------------------------------------------------------------------------
Credit Risk - U.S. Treasury Money Market Fund and Other Funds to the Extent That They Invest in Fixed-Income Securities
--------------------------------------------------------------------------------
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk"-- the risk that the other party to a transaction will not fulfill its contractual obligation.

Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

--------------------------------------------------------------------------------
Derivatives Risk - All Funds
--------------------------------------------------------------------------------
The Funds may invest in certain derivative investments. The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in structured securities and other derivative instruments which may be leveraged.
A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

--------------------------------------------------------------------------------
Interest Rate Risk - U.S. Treasury Money Market Fund and Other Funds to the Extent That They Invest in Fixed-Income Securities
--------------------------------------------------------------------------------
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

--------------------------------------------------------------------------------
Liquidity Risk - All Funds
--------------------------------------------------------------------------------
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. The Small Cap Core Equity Fund and International Growth Fund may invest up to 15% of their net assets at the time of purchase in securities that are illiquid and the U.S. Treasury Money Market Fund may invest up to 10% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser (or Sub-Adviser) determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

--------------------------------------------------------------------------------
Management Risk - All Funds
--------------------------------------------------------------------------------
A strategy which the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. The Adviser (or Sub-Adviser) may not change certain investment practices of the Fund without shareholder vote. These policies of each Fund, which may not be changed without a shareholder vote, are described in the Additional Statement.

--------------------------------------------------------------------------------
Market Risk - All Funds
--------------------------------------------------------------------------------
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

-------------------------------------------------------------------------------
Nonprincipal Strategy Risks - All Funds
-------------------------------------------------------------------------------
This Prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risks involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

-------------------------------------------------------------------------------
Portfolio Turnover Risk - All Funds
-------------------------------------------------------------------------------
The Adviser and Sub-Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. It may also result in higher short-term capital gains taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates. The U.S. Treasury Money Market Fund may have high portfolio turnover, but brokerage commissions are not normally paid on money market instruments. Portfolio turnover is not expected to have a material effect on the U.S. Treasury Money Market Fund's investment income.

-------------------------------------------------------------------------------
Valuation Risk - All Funds
-------------------------------------------------------------------------------
This is a risk that a Fund has valued certain securities at a higher or lower price than the Fund can sell them.

ADDITIONAL RISKS WHICH APPLY TO INVESTMENTS IN CERTAIN OF THE FUNDS

--------------------------------------------------------------------------------
Extension Risk - U.S. Treasury Money Market Fund and Other Funds to the Extent That They Invest in Fixed-Income Securities
--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a municipal security, mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

--------------------------------------------------------------------------------
Foreign Risks - International Growth Fund and the Small Cap Core Equity Fund to the Extent That It Invests in Foreign Securities
--------------------------------------------------------------------------------
When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund which invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Foreign risks will normally be greatest when a Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities prior to receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

Each of the Funds, other than the U.S. Treasury Money Market Fund, may invest in foreign currency denominated securities. A Fund that invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

--------------------------------------------------------------------------------
European Currency Unification - International Growth Fund and the Small Cap Core Equity Fund to the Extent That It Invests in Foreign Securities
--------------------------------------------------------------------------------
Many European countries have adopted a single currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which a Fund invests and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.

--------------------------------------------------------------------------------
Small Cap Stock Risk - Small Cap Core Equity Fund
--------------------------------------------------------------------------------
Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

--------------------------------------------------------------------------------
Temporary Investment Risk - All Funds
--------------------------------------------------------------------------------
Each Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments. This may occur for example, when a Fund is attempting to respond to adverse market, economic, political or other conditions. When a Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.


ADDITIONAL RISKS WHICH APPLY TO PARTICULAR TYPES OF SECURITIES

--------------------------------------------------------------------------------
Options - Small Cap Core Equity Fund and International Growth Fund
--------------------------------------------------------------------------------
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser or Sub-Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser or Sub-Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

The Funds may purchase put and call options in an amount not to exceed 10% of their respective net assets.

In addition, each Fund may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is covered. A Fund may cover a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. The aggregate value of the Fund's assets subject to options written by the Small Cap Core Equity Fund and International Growth Fund will not exceed 25% of the value of its net assets during the current year. The International Growth Fund may write call options on securities and on various stock indices which will be traded on a recognized securities or futures exchange. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

The Small Cap Core Equity Fund and International Growth Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

Risks associated with the use of options on securities include: (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. The Additional Statement includes additional information relating to option trading practices and related risks.

--------------------------------------------------------------------------------
Futures Contracts and Related Options - Small Cap Core Equity Fund and International Growth Fund
--------------------------------------------------------------------------------
A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract it becomes obligated to purchase or sell a futures contract if the option is exercised.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. The Funds may buy and sell futures contracts and related options on foreign exchanges or boards of trade (which do not offer the same protections as U.S. exchanges).

Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CTFC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The Company intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

The Small Cap Equity Fund and International Growth Fund intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Additional Statement.

--------------------------------------------------------------------------------
Borrowings, Reverse Repurchase Agreements - All Funds
--------------------------------------------------------------------------------
Each Fund may borrow money to the extent allowed (as described in the Additional Statement) and each Fund may enter into reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund declines in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.



INVESTING WITH FIRSTAR FUNDS

This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

SHARE CLASSES AVAILABLE

Firstar Funds, Inc. (the "Firstar Funds" or the "Company") offer four classes of Shares in the Small Cap Core Equity and International Growth Funds, Retail A, Retail B, Y and Institutional; and two classes of shares in the U.S. Treasury Money Market Fund, Retail A and Institutional.

RETAIL A SHARES
- Initial sales charge of 5.50% (but no initial sales charge for the Money Market Fund)
- No deferred sales charge
- Reduced sales charge for larger investments. See "Sales Charges and Waivers" for more information
- Available to any investor who does not qualify to purchase Institutional or Y Shares

RETAIL B SHARES
- No initial sales charge
- Deferred sales charge - Maximum of 5% for redemptions during the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, 1% in the sixth year and 0% thereafter
- Converts to Retail A shares after six years
- Available to any investor who does not qualify to purchase Institutional or Y shares

Y SHARES
-  No sales charge
-  Available for:
  - All Shareholders who will be exchanged into Y Shares in or about November 2000 in connection with the Firstar-Stellar Reorganization, Firstar-Mercantile Reorganization and/or Firstar-Select Reorganization and who have continuously maintained an account with the Company; and
  - Financial institutions, such as banks, trust companies and thrift institutions, that are purchasing shares on behalf of discretionary and non-discretionary accounts for which they do not receive account level asset-based management fees.

INSTITUTIONAL SHARES
- No sales charge
- Available for:
  -  Trust, agency or custodial accounts opened through Firstar Bank, N.A.;
  - Employer-sponsored qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates, and other than plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration (but including plans administered by Firstar which owned Institutional shares prior to June 18, 1999). Plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration will become eligible for Institutional shares when such plans grow to $1 million or greater as further described in the SAI;
  -  All clients of FIRMCO; and
  - Those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including TD Waterhouse. Check with your broker-dealer to see if you qualify for Institutional shares.


A securities dealer, broker, financial institution or other industry professional ("Shareholder Organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares.

SALES CHARGES AND WAIVERS

INITIAL SALES CHARGES - FOR RETAIL A SHARES OF FUNDS OTHER THAN THE U.S. TREASURY MONEY MARKET FUND:
The public offering price for Retail A Shares is the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. A sales charge will not be assessed on Retail A Shares purchased through reinvestment of dividends or capital gains distributions. The sales charge is as follows:


                                                            Shareholder
                                 Sales          Sales       Organization
                              Charge as a     Charge as     Reallowance
                               Percentage     Percentage        as a
Amount of Transaction         of Offering       of Net     Percentage of
at Offering Price                Price       Asset Value   Offering Price
---------------------        -------------  -------------  --------------
Less than $50,000                5.50%          5.82%          5.00%
$50,000 to $99,000               4.50%          4.71%          4.00%
$100,000 to $249,999             3.50%          3.63%          3.00%
$250,000 to $499,999             2.50%          2.56%          2.00%
$500,000 to $999,999             2.00%          2.04%          1.50%
$1,000,000 and above             0.50%          0.50%          0.40%

You only pay a sales charge when you buy shares. The Distributor may reallow the entire sales charge to certain shareholder organizations and the amount reallowed may change periodically. To the extent that 90% or more of the sales charge is reallowed, shareholder organizations may be deemed to be underwriters under the Investment Company Act of 1940 (the "1940 Act").

REDUCING YOUR SALES CHARGES AND WAIVERS - RETAIL A SHARES
To qualify for a reduction of, or exception to, the sales charge you must notify your Shareholder Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Company may modify or terminate quantity discounts at any time.

WAIVERS - RETAIL A SHARES
You may purchase Retail A Shares without a sales charge if:

- you are an employee, director, retiree or registered representative of Firstar Corporation or its affiliates or of Firstar Funds

- you are a spouse, parent, in-law, sibling or child of an individual who falls within the preceding category

- you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity

- you purchase through certain external organizations that have entered into a service agreement with Firstar Funds or its affiliates

- you are part of an employer-sponsored qualified retirement plan administered by Firstar Funds with assets of less than $1 million at the time Firstar begins plan administration, provided such administration commenced on or after June 18, 1999

- you purchase through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles
  Schwab Mutual Fund Marketplace/R. Check with your broker-dealer to see if you qualify for this waiver.

- you received shares of a Fund as part of the Firstar-Stellar Reorganization, Firstar-Mercantile Reorganization and/or Firstar-Select Reorganization and, prior to the reorganization, you qualified to purchase shares without a sales load at net asset value and you have continuously owned shares of the Fund since that reorganization.

REDUCING YOUR SALES CHARGES - RETAIL A SHARES
- Right of Accumulation - Equity, Balanced and Bond Fund shares of Firstar Funds can be combined with new purchases for purposes of calculating reduced sales charges.

- Letter of Intent - Fund shares purchased in a 13-month period qualify for the same reduced sales charge as if purchased all at once. You may obtain a reduced sales charge by means of a written Letter of Intent which expresses your non-binding commitment to invest in the aggregate $100,000 or more in Equity, Balanced or Bond Fund Retail A shares of Firstar Funds. Any investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. The Additional Statement includes details about the Letter of Intent.

For purposes of applying the Rights of Accumulation and Letter of Intent privileges, the sales charge schedule applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons previously listed.

CONTINGENT DEFERRED SALES CHARGE - RETAIL B SHARES
The public offering price for Retail B Shares is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase.

The amount of any contingent deferred sales charge an investor must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

Number of Years                    Contingent Deferred Sales Charge
Elapsed Since Purchase             (as % of dollar amount subject to the charge)
----------------------             ---------------------------------------------
Less than one                                          5.00%
At least one but less than two                         4.00%
At least two but less than three                       3.00%
At least three but less than four                      3.00%
At least four but less than five                       2.00%
At least five but less than six                        1.00%
At least six                                           None

The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the net asset value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

When a shareholder redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (that is, Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions, if any) and after that from the Retail B Shares that have been held the longest.

Shareholder organizations will receive commissions in connection with sales of Retail B Shares. A commission equal to 5% of the amount invested is paid to authorized dealers.

The contingent deferred sales charge a shareholder may pay upon redemption is remitted to the Distributor or other party, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

WAIVERS - RETAIL B SHARES
Certain types of redemptions may also qualify for a waiver from the contingent deferred sales charge. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your shareholder organization or the Distributor at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on:

- exchanges described under "Exchange of Shares"

- redemptions in connection with shares sold for certain retirement distributions or because of disability or death.

- redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size set forth under "Redemption of Shares - Other Transaction Information - Accounts Below the Minimum Balance;"

- redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction;

- redemptions resulting from certain tax-free returns from IRAs of excess contribution; or

- you received shares of a Fund as part of the Firstar-Stellar Reorganization, Firstar-Mercantile Reorganization and/or Firstar-Select Reorganization and, prior to the reorganization, you qualified to redeem your shares without a sales load at net asset value and you have continuously owned shares of the Fund since that reorganization.

In addition to the foregoing waivers, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Company's systematic withdrawal plan. The Funds reserve the right to limit such redemptions without a contingent deferred sales charge, on an annual basis, to 12% of the value of your Retail B Shares on the redemption date. See the Additional Statement for more information.

CONVERSION  - RETAIL B SHARES
Retail B Shares will automatically convert into Retail A Shares of the same Fund six years after the beginning of the calendar month in which the purchase date occurred. If you acquire Retail B Shares of a Fund by exchange from Retail B Shares of another Fund, your Retail B Shares will convert into Retail A Shares of that Fund based on the date of the initial purchase.

If you acquire Retail B Shares through reinvestment of distributions, your Retail B Shares will convert into Retail A Shares at the earlier of two dates - either six years after the beginning of the calendar month in which the purchase date occurred (based on the date of the initial purchase of the shares on which the distribution was paid) or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a shareholder makes a one-time purchase of Retail B Shares of a Fund and subsequently acquires additional Retail B Shares of that Fund only through reinvestment of dividends and/or distributions, all of such shareholder's Retail B Shares of that Fund, including those acquired through reinvestment, will convert to Retail A Shares of such Fund on the same date. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

REINSTATEMENT PRIVILEGE
If you sell shares of a Firstar Fund, or of any Firstar family of funds, you may reinvest some or all of the proceeds in the Retail A Shares of any Firstar Fund within 60 days without a sales charge, as long as you notify the transfer agent or your shareholder organization at the time you reinvest. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.

HOW TO DECIDE WHETHER TO BUY RETAIL A OR RETAIL B SHARES
The decision as to which type of Shares to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

Retail A Shares - If you are making an investment of an amount that qualifies for a reduced sales charge, you may consider purchasing Retail A Shares.

Retail B Shares - If you plan to hold your investment for a significant period of time and would prefer not to pay an initial sales charge, you might consider purchasing Retail B Shares. By not paying a front-end sales charge, your entire purchase in Retail B Shares is invested from the time you make your initial investment. However, the distribution and service fee paid by Retail B Shares will cause your Retail B Shares (until conversion to Retail A Shares) to have a higher expense ratio and thus, lower performance and lower dividend payments (to the extent dividends are paid) than Retail A Shares.

SHAREHOLDER ORGANIZATIONS - RETAIL A SHARES, RETAIL B SHARES AND Y SHARES
The Funds have adopted a distribution and service plan for the Retail A shares. The Funds also have adopted a service plan for the Retail A shares, under which the Funds may pay service fees for shareholder services to Retail A shareholders. Under either of these plans, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements for distribution and/or shareholder support services, as the case may be. Fees under both these plans will not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets for the Retail A shares.

Shareholder support services may include:

- assisting investors in processing purchase, exchange and redemption requests
- processing dividend and distribution payments from the Fund
- providing information periodically to customers showing their positions in Fund shares
- providing sub-accounting
- forwarding sales literature and advertising

The Funds have adopted a distribution and service plan for the Retail B shares. Under the distribution and service plan for the Retail B shares, the Distributor is entitled to receive fees at an annual rate of up to 0.75% of the average daily net asset value of the Retail B shares for distribution services with respect to the Retail B shares. Also under the distribution and service plan for Retail B shares, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their agreement for shareholder liaison services. Shareholder liaison services may include responding to customers' inquiries and providing information on their investments, and other personal and account maintenance services within National Association of Securities Dealers, Inc. ("NASD") Rules.

Distribution fees are regulated by Rule 12b-1 under the 1940 Act and are subject to the NASD Conduct Rules. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds also have adopted service plans for the Retail B Shares and Y Shares, respectively, under which a Fund may pay service fees for shareholder services (as listed above) to Retail B or Y shareholders. Under the service plans for the Retail B and Y Shares, shareholder organizations may be entitled to receive fees from the Funds at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements.

Payments to shareholder organizations, including affiliates of the Adviser, under the plans, and to the Distributor under the distribution and service plan for the Retail B shares are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Under these plans, a Fund may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organizations' agreements with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations' to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

PURCHASING SHARES

Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

MINIMUM INVESTMENTS

RETAIL A AND RETAIL B  SHARES
The minimum initial investment for Retail A and Retail B Shares in a Fund is $1,000. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan.

INSTITUTIONAL AND Y SHARES
There is no minimum initial or subsequent investment for Institutional or Y Shares of the Funds.

BUYING SHARES
Purchase requests for the U.S. Treasury Money Market Fund received in proper form before 1:00 p.m. Central time on a business day for the Fund generally are processed at 1:00 p.m. Central time on the same day. In order to be processed at 1:00 p.m. Central time, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

Purchase requests accompanied by a check or wire payment for the U.S. Treasury Money Market Fund which are received at or after 1:00 p.m. Central time, and purchase requests accompanied by a check or wire payment for any Fund which are received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (the "Exchange") (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form.


--------------------------------------------------------------------------------
                  OPENING AN ACCOUNT                ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
Through a       - Contact your Shareholder        - Contact your Shareholder
Shareholder       Organization                      Organization
Organization
By Mail         - Complete an application and     - Make your check payable to
                  mail it along with a check        Firstar Funds.  Please
                  payable to                        include your sixteen-digit
                  Firstar Funds                     account number on your
                  P.O. Box 3011                     check and mail it to the
                  Milwaukee, WI  53201-3011.        address at the left.
                  For overnight delivery
                  mail to:
                  615 E. Michigan St.
                  Milwaukee, WI 53202.
-----------------------------------------------------------------------------
Automatically   - Call 1-800-677-FUND to obtain   - Complete a Periodic
(Retail A and     a purchase application, which     Investment Plan Application
B Shares)         includes information for a        to automatically purchase
                  Periodic Investment Plan or       more shares.
                  ConvertiFund/R Account.
                                                  - Open a ConvertiFund/R
                                                    account to automatically
                                                    invest proceeds from one
                                                    account to another account
                                                    of the Firstar family of
                                                    funds.
-----------------------------------------------------------------------------
By Wire         - Call 1-800-677-FUND prior to    - Call 1-800-677-FUND prior
                  sending the wire in order to      to sending the wire in order
                  obtain a confirmation number and  to obtain a confirmation
                  to ensure prompt and accurate     number and to ensure prompt
                  handling of funds.  Ask your      and accurate handling of
                  bank to transmit immediately      funds. Ask your bank to
                  available funds by wire in the    transmit immediately
                  amount of your purchase to:       available funds by wire as
                  Firstar Bank, N.A.                described at the left.
                  ABA#a0420-00013                   Please include your sixteen-
                  Firstar Trust Department          digit account number. The
                  Account # 112-952-137             Fund and its transfer
                  for further credit to             agent are not responsible
                  [name of Fund]                    for the consequences of
                  [name /title on the account].     delays resulting from the
                  The Fund and its transfer agent   banking or Federal Reserve
                  are not responsible for the       Wire system, or from
                  consequences of delays resulting  incomplete wiring
                  from the banking or Federal       instructions.
                  Reserve Wire system, or from
                  incomplete wiring instructions.
--------------------------------------------------------------------------------
Internet        - Not available                  - Use Firstar Funds Direct to
www.firstar                                        exchange from another Firstar
funds.com                                          Fund account with the same
                                                   registration including name,
                                                   address and taxpayer ID
                                                   number.
                                                 - Purchase additional shares
                                                   using an  electronic funds
                                                   transfer from your banking
                                                   institution for payment.
                                                 - Call 1-800-677-FUND to
                                                   authorize this service.
--------------------------------------------------------------------------------
By Telephone  - Call 1-800-677-FUND to           - Call 1-800-677-FUND to
Exchange        exchange from another Firstar      exchange from another Firstar
                Fund account with the same         Fund account with the same
                registration including name,       registration including name,
                address and taxpayer ID number.    address and taxpayer ID
                                                   number.

--------------------------------------------------------------------------------
Please Note: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Additional Information on Buying Shares
--------------------------------------------------------------------------------
- The Funds will not accept payment in cash or third party checks for the purchase of shares.

- Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

- Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

--------------------------------------------------------------------------------
For Owners of Y and Institutional
--------------------------------------------------------------------------------
All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Funds should contact their account representatives.

In the case of participants in certain employee benefit plans investing in certain Funds, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

REDEEMING SHARES

SELLING SHARES
Redemption requests for the U.S. Treasury Money Market Fund received by the transfer agent by phone before 1:00 p.m. Central time on a business day for the Funds are generally processed at 1:00 p.m. Central time on the same day. Redemption requests received for the U.S. Treasury Money Market Fund received at or after 1:00 p.m. Central time and redemption requests for other Funds received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

--------------------------------------------------------------------------------
Through a            - Contact your Shareholder Organization
Shareholder
Organization
--------------------------------------------------------------------------------
By Phone             - Call 1-800-677-FUND with your account name, sixteen
                       digit account number and amount of redemption (minimum
                       $500).  Redemption proceeds will only be sent to a
                       shareholder's address or bank account of a commercial
                       bank located within the United States as shown on the
                       transfer agent's records.  (Available only if telephone
                       redemptions have been authorized on the account
                       application and if there has been no change of address
                       by telephone within the preceding 15 days).
--------------------------------------------------------------------------------
By Mail              - Mail your instructions to the Firstar Funds, P.O. Box
                       3011, Milwaukee, WI  53201-3011 (via overnight delivery
                       to 615 E. Michigan Street, Milwaukee, WI 53202).
                       Include the number of shares or the amount to be
                       redeemed, your sixteen-digit account number and Social
                       Security number or other taxpayer identification number.
                       Your instructions must be signed by all persons required
                       to sign for transactions exactly as their names appear
                       on the account.  If the redemption amount exceeds
                       $50,000, or if the proceeds are to be sent elsewhere
                       than the address of record, or the address of record has
                       been changed by telephone within the preceding 15 days,
                       each signature must be guaranteed in writing by either a
                       commercial bank that is a member of the FDIC, a trust
                       company, a credit union, a savings association, a member
                       firm of a national securities exchange or other eligible
                       guarantor institution.
--------------------------------------------------------------------------------
Internet             - Use Firstar Funds Direct to redeem up to $25,000.
www.firstarfunds.com   Call 1-800-677-FUND to authorize this service.
--------------------------------------------------------------------------------
Automatically        - Call 1-800-677-FUND for a Systematic Withdrawal Plan
(Retail A and          application ($5,000 account minimum and $50 minimum per
B Shares)              transaction).
--------------------------------------------------------------------------------

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

--------------------------------------------------------------------------------
The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.
--------------------------------------------------------------------------------

ADDITIONAL TRANSACTION INFORMATION

--------------------------------------------------------------------------------
Telephone Requests
--------------------------------------------------------------------------------
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and, except for transactions in the U.S. Treasury Money Market Fund, confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

--------------------------------------------------------------------------------
Check Redemption
--------------------------------------------------------------------------------
You may request on the purchase application or by written request that a Fund provides Redemption Checks ("Checks"). Checks may be made payable in the amount of $250 or more. Any checks drawn on a joint account will only require one signature. There is no charge for the use of the Checks, however, the transfer agent will impose a $25 charge for stopping payment of a Check upon your request, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each fund accrue daily, checks may not be used to close an account, as a small balance is likely to result.

Checks are not available for non-money market funds, IRAs or other retirement plans for which Firstar acts as custodian.

--------------------------------------------------------------------------------
Certificates
--------------------------------------------------------------------------------
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

--------------------------------------------------------------------------------
Additional Redemption Information
--------------------------------------------------------------------------------
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

--------------------------------------------------------------------------------
Accounts Below the Minimum Balance
--------------------------------------------------------------------------------
If your account falls below $1,000, other than due to market fluctuations, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days written notice and an opportunity to raise the account balance prior to any redemption. A Fund, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement for more information on involuntary redemptions.


EXCHANGING SHARES

Generally, any share class of a Firstar Fund is exchangeable for the same share class of another Firstar Fund, provided you are eligible to purchase that share class or Fund. Listed below are permitted exchanges between different share classes of the Funds:

- Retail B Shares of a non-money market fund may be exchanged for Retail A Shares of a money market fund (except Retail B Shares are not exchangeable for any shares of the Institutional Money Market Fund).
- Y Shares of a non-money market fund are exchangeable for Institutional Shares of a money market fund.

Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased without a sales charge. Retail B Shares acquired in an exchange and Money Market Fund Shares acquired in an exchange for Retail B Shares will be subject to a contingent deferred sales charge upon redemption in accordance with this Prospectus. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Retail B Shares.

Telephone exchange privileges automatically apply to each shareholder of record unless the transfer agent receives written instructions canceling the privilege.

Firstar reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Fund or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges. However, Firstar reserves the right to impose a charge in the future. In addition, shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

- Exchanges are available only in states where exchanges may be legally made.

- The minimum amount which may be exchanged is $1,000.

- If any portion of the shares to be exchanged represents an investment made by check, the Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

- It may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in this Prospectus.


ADDITIONAL SHAREHOLDER SERVICES

--------------------------------------------------------------------------------
Shareholder Reports
--------------------------------------------------------------------------------
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, a Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

--------------------------------------------------------------------------------
Firstar Funds Website (www.firstarfunds.com)
--------------------------------------------------------------------------------
The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, Shareholders can request purchases, exchanges and redemptions of Fund shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.

Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds on-line. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in the Prospectus.

--------------------------------------------------------------------------------
Automated Teleresponse Service
--------------------------------------------------------------------------------
Shareholders using a touch-tone/R telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar representative.

--------------------------------------------------------------------------------
Retirement Plans
--------------------------------------------------------------------------------
The Funds offer individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.


ADDITIONAL INFORMATION

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
Dividends and Capital Gains Distributions
--------------------------------------------------------------------------------
Dividends from net investment income, including net realized gains and losses, if any, earned on the investments held by the U.S. Treasury Money Market Fund are declared on each business day on the shares that are outstanding immediately after 1:00 p.m. Central time on the declaration date. Dividends from net investment income of the Funds are declared and paid annually. Any capital gains are distributed annually. A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareholder elects to receive distributions in cash.

--------------------------------------------------------------------------------
Reinvested dividends and distributions receive the same tax treatment as those paid in cash.
--------------------------------------------------------------------------------

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to a shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

--------------------------------------------------------------------------------
Federal Taxes
--------------------------------------------------------------------------------
Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

In the case of the Small Cap Core Equity Fund and the International Growth Fund, you should note that if you purchase Shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be subject to income tax on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

THE INTERNATIONAL GROWTH FUND. It is expected that the International Growth Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Growth Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each Shareholder, which would allow each Shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

--------------------------------------------------------------------------------
State and Local Taxes
--------------------------------------------------------------------------------
Shareholders may also be subject to state and local taxes on distributions and
redemptions.   State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
Advisory Services
--------------------------------------------------------------------------------
FIRMCO, a Wisconsin Limited Liability Company (the "Adviser") and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $35.3 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio securities and maintains records relating to such purchases and sales (except for the International Growth Fund). Subject to the general supervision of the Board of Directors and in accordance with the respective investment objectives and policies of the International Growth Fund, the Adviser is responsible for each Fund's investment program, general investment criteria and policies.

The Adviser has retained Clay Finlay Inc. as Sub-Adviser for the International Growth Fund, a ____________ corporation founded in 1982, with its principal office at 200 Park Avenue, 56th Floor, New York, NY 10166. Clay Finlay currently has $___ billion in assets under management. Clay Finlay is a subsidiary of United Asset Management Corporation. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, Clay Finlay formulates and implements a continuous investment program for the International Growth Fund.

The Adviser (or Sub-Adviser for the International Growth Fund) is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser (or Sub-Adviser for the International Growth
Fund) believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

FIRMCO is entitled to receive from the Funds contractual fees calculated daily and payable monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:

Fund                              Amount Before Waivers     Amount After Waivers
----                              ---------------------     --------------------
Small Cap Core Equity Fund                0.75%                    0.74%
International Growth Fund                 1.00%                    0.94%
U.S. Treasury Money Market Fund           0.44%                     N/A

Prior to March 1, 2000, the Mercantile Small Cap Equity Portfolio and the Mercantile International Equity Portfolio were managed by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation.

Clay Finlay is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Growth Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.50% on the Fund's first $50 million and 0.30% of the Fund's average daily net assets in excess of $50 million.

For the fiscal year ended November 30, 1999, the predecessor Mercantile Funds paid their former investment adviser, MVA, the following fees:

Fund                                                    Fee paid
----                                                    --------
Mercantile Small Cap Equity Portfolio                    0.75%

Mercantile International Equity Portfolio                1.00%

--------------------------------------------------------------------------------
Fund Managers
--------------------------------------------------------------------------------
Robert J. Anthony, Senior Associate at FIRMCO, and Gregory Glidden, Senior Portfolio Manager at FIRMCO, are responsible for the day-today management of the Small Cap Core Equity Fund. Mr. Anthony has been with FIRMCO and its affiliates for 27 years and has managed the Predecessor Mercantile Small Cap Equity Portfolio since its inception in 1992. Mr. Glidden has been with FIRMCO and its affiliates for 17 years and has co-managed the Predecessor Mercantile Small Cap Equity Portfolio since February 2000.

Frances Dakers, a principal and senior portfolio manager of Clay Finlay, is responsible for the management of the International Growth Fund. Ms. Dakers has been with Clay Finlay since January 1982 and has managed the predecessor Mercantile International Equity Portfolio since it began operations in 1994.

--------------------------------------------------------------------------------
Administrative Services
--------------------------------------------------------------------------------
Firstar Mutual Fund Services, LLC serves as the Administrator and receives fees for those services.

--------------------------------------------------------------------------------
Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent
--------------------------------------------------------------------------------
Firstar Mutual Fund Services, LLC, an affiliate of the Adviser, provides transfer agency, dividend disbursing agency and accounting services for the Funds and receive fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Funds and receives fees for those services.

NET ASSET VALUE AND DAYS OF OPERATION

The price of the Retail A, Retail B, Y and Institutional Shares (each, a "class") is based on net asset value per share, plus, in the case of Retail A Shares of the Small Cap Core Equity Fund and International Growth Fund, a front-end sales charge, if applicable. This amount is calculated separately for each class of shares by dividing the value of all securities and other assets attributable to the class, less the liabilities attributable to that class, by the number of outstanding shares of that class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.

U.S. TREASURY MONEY MARKET FUND

The net asset value of the U.S. Treasury Money Market Fund for purposes of pricing purchase and redemption orders is determined as of 1:00 p.m. Central time and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally 3:00 p.m. Central time, on each day on which both the Exchange is open for trading and the Federal Reserve Bank's Fedline System is open. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding shares.

[sidenote]

The Company intends to use its best efforts to maintain the net asset value of the U.S. Treasury Money Market Fund at $1.00 per share, although there is no assurance that it will be able to do so.

Net asset value is computed using the amortized cost method as permitted by SEC rules.

SMALL CAP CORE EQUITY FUND AND INTERNATIONAL GROWTH FUND

Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day the Exchange is open for trading. Shares of the Funds are not priced on days when the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement.

The Funds' investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. A Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of a Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Each Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed.

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' Additional Statement incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.


APPENDIX

FINANCIAL HIGHLIGHTS

The financial highlights tables set forth on the following pages are based on the financial history of the predecessor Mercantile Small Cap Equity Portfolio (Small Cap Core Equity Fund), predecessor Mercantile International Equity Portfolio (International Growth Fund) and predecessor Firstar Stellar Treasury Fund (U.S. Treasury Money Market Fund). The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

For the Small Cap Core Equity Fund and International Growth Fund, the information for the year ended November 30, 1999 and prior has been audited by KPMG LLP, independent auditors for the predecessor Mercantile Portfolios, whose report, along with each Fund's financial statements, are included in the predecessor Mercantile Portfolios' Annual Report, and incorporated by reference into the Additional Statement, all of which are available upon request. The financial statements for the six-month period ending May 31, 2000 are unaudited and are contained in the predecessor Mercantile Portfolios' Semi-Annual Report, which is also incorporated by reference into the Additional Statement.

For the U.S. Treasury Money Market Fund, this information had been audited by Arthur Andersen LLP, independent auditors for the predecessor Firstar Stellar Funds, whose reports, along with each Fund's financial statements, are included in the predecessor Firstar Stellar Funds' Annual Report and incorporated by reference into the Additional Statement, all of which are available upon request. The financial statements for the six-month period ending May 31, 2000 are unaudited and are contained in the predecessor Firstar Stellar Funds' Semi-Annual Report, which is also incorporated by reference into the Additional Statement.

Contact Firstar Mutual Fund Services, LLC for a free copy of the Annual and Semi-Annual Reports or Additional Statement.

--------------------------------------------------------------------------------
SMALL CAP CORE EQUITY FUND
(Retail A Shares)



                                               For the Six                         Year Ended November 30,
                                              Months ended
                                              May 31, 2000
                                               (unaudited)      1999           1998          1997         1996          1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $13.84       $11.86         $15.03        $13.40        $13.44        $11.99
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment loss                            (0.05)   (0.07)<F3>         (0.06)        (0.05)        (0.01)            --
  Net realized and unrealized gains
     from investments                              3.02         2.10           1.89          2.50          1.03          2.36
                                               --------     --------       --------      --------      --------      --------
  Total from Investment Activities                 2.97         2.03         (1.95)          2.45          1.02          2.36
                                               --------     --------       --------      --------      --------      --------
Less Distributions
  In excess of net investment income                 --           --             --            --        (0.01)            --
  Net realized gains                             (0.27)       (0.05)         (1.19)        (0.82)        (1.05)        (0.91)
  In excess of net realized gains                    --           --         (0.03)            --            --            --
                                               --------     --------       --------      --------      --------      --------
  Total Distributions                            (0.27)       (0.05)         (1.22)        (0.82)        (1.06)        (0.91)
                                               --------     --------       --------      --------      --------      --------
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $16.54       $13.84         $11.86        $15.03        $13.40        $13.44
------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)         21.79%<F4>       17.21%       (14.19)%        19.45%         8.36%        21.47%
Ratios/Supplementary Data:
Net Assets at end of period (000)                $9,288       $8,885        $11,601       $14,213       $13,889       $15,056
Ratio of expenses to average net assets       1.28%<F5>        1.26%          1.25%         1.25%         1.26%         1.26%
Ratio of net investment loss to
  average net assets                        (0.06)%<F5>      (0.57)%        (0.45)%       (0.29)%       (0.13)%       (0.12)%
Ratio of expenses to average net assets<F1>   1.39%<F5>        1.36%          1.35%         1.35%         1.36%         1.36%
Portfolio turnover<F2>                           40.05%       72.08%         69.72%        80.23%        65.85%        83.13%


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Per share net investment loss has been calculated using the daily average share method.
<F4> Not annualized.
<F5> Annualized.

--------------------------------------------------------------------------------
SMALL CAP CORE EQUITY FUND
(Retail B Shares)



                                               For the Six                  Year Ended November 30,                   March 1,
                                              Months ended                                                             1995 to
                                              May 31, 2000                                                          November 30,
                                               (unaudited)      1999           1998          1997         1996        1995<F3>
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $13.38       $11.53         $14.74        $13.24        $13.37        $11.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment loss                            (0.13)   (0.16)<F7>         (0.14)        (0.13)        (0.07)        (0.03)
  Net realized and unrealized gains
     (losses) from investments                     2.94         2.06         (1.85)          2.45          0.99          1.57
                                               --------     --------       --------      --------      --------      --------
  Total from Investment Activities                 2.81         1.90         (1.99)          2.32          0.92          1.54
                                               --------     --------       --------      --------      --------      --------
Less Distributions
  Net realized gains                             (0.27)       (0.05)         (1.18)        (0.82)        (1.05)            --
  In excess of net realized gains                    --           --         (0.04)            --            --            --
                                               --------     --------       --------      --------      --------      --------
  Total Distributions                            (0.27)       (0.05)         (1.22)        (0.82)        (1.05)            --
                                               --------     --------       --------      --------      --------      --------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $15.92       $13.38         $11.53        $14.74        $13.24        $13.37
---------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)         21.34%<F6>       16.57%       (14.79)%        18.62%         7.63%    20.83%<F4>
Ratios/Supplementary Data:
Net Assets at end of period (000)                $1,174       $1,094         $1,286        $1,503        $1,272          $603
Ratio of expenses to average net assets       1.98%<F5>        1.96%          1.95%         1.95%         1.96%     1.96%<F5>
Ratio of net investment loss to
  average net assets                        (0.76)%<F5>      (1.27)%        (1.15)%       (0.99)%       (0.83)%   (0.78)%<F5>
Ratio of expenses to average net assets<F1>   2.09%<F5>        2.06%          2.05%         2.05%         2.06%     2.06%<F5>
Portfolio turnover<F2>                           40.05%       72.08%         69.72%        80.23%        65.85%        83.13%


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Represents the total return for Investor A Shares from December 1, 1994 to
     February 28, 1995 plus the total return for Investor B Shares from March 1, 1995 to November 30, 1995.
<F5> Annualized.
<F6> Not annualized.
<F7> Per share net investment income has been calculated using the daily average share method.

--------------------------------------------------------------------------------
SMALL CAP CORE EQUITY FUND
(Y Shares)




                                                 For the                           Year Ended November 30,
                                               Six Months
                                                  ended
                                              May 31, 2000
                                               (unaudited)      1999           1998          1997         1996          1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $13.80       $11.82         $14.98        $13.36        $13.40        $11.96
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment loss                        (0.09)<F5>   (0.07)<F5>         (0.07)        (0.04)        (0.01)        (0.01)
  Net realized and unrealized gains
     (losses) from investments                     3.05         2.10         (1.87)          2.48          1.03          2.36
                                               --------     --------       --------      --------      --------      --------
  Total from Investment Activities                 2.96         2.03         (1.94)          2.44          1.02          2.35
                                               --------     --------       --------      --------      --------      --------
Less Distributions
  In excess of net investment income                 --           --             --            --        (0.01)            --
  Net realized gains                             (0.27)       (0.05)         (1.19)        (0.82)        (1.05)        (0.91)
  In excess of net realized gains                    --           --         (0.03)            --            --            --
                                               --------     --------       --------      --------      --------      --------
  Total Distributions                            (0.27)       (0.05)         (1.22)        (0.82)        (1.06)        (0.91)
                                               --------     --------       --------      --------      --------      --------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $16.49       $13.80         $11.82        $14.98        $13.36        $13.40
---------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)         21.78%<F3>       17.27%       (14.17)%        19.41%         8.39%        21.43%
Ratios/Supplementary Data:
Net Assets at end of period (000)                $4,237       $2,448        $25,037       $34,395       $30,081       $17,620
Ratio of expenses to average net assets       1.28%<F4>        1.26%          1.25%         1.25%         1.26%         1.26%
Ratio of net investment loss to
  average net assets                       (0.06)% <F4>      (0.59)%        (0.45)%       (0.29)%       (0.13)%       (0.11)%
Ratio of expenses to
  average net assets<F1>                      1.39%<F4>        1.36%          1.35%         1.35%         1.36%         1.36%
Portfolio turnover<F2>                           40.05%       72.08%         69.72%        80.23%        65.85%        83.13%


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.
<F5> Per share net investment loss has been calculated using the daily average share method.


--------------------------------------------------------------------------------
SMALL CAP CORE EQUITY FUND
(Institutional Shares)




                                                 For the                           Year Ended November 30,
                                               Six Months
                                                  ended
                                              May 31, 2000
                                               (unaudited)      1999           1998          1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $14.07       $12.02         $15.17        $13.49        $13.49        $12.01
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (loss)                     0.02   (0.03)<F5>         (0.02)          0.01          0.02          0.03
  Net realized and unrealized gains
     (losses) from investments                     3.01         2.13         (1.91)          2.50          1.05          2.36
                                               --------     --------       --------      --------      --------      --------
  Total from Investment Activities                 3.03         2.10         (1.93)          2.51          1.07          2.39
                                               --------     --------       --------      --------      --------      --------
Less Distributions
  Net investment income                              --           --             --        (0.01)        (0.02)            --
  Net realized gains                             (0.26)       (0.05)         (1.19)        (0.82)        (1.05)        (0.91)
  In excess of net realized gains                    --           --         (0.03)            --            --            --
                                               --------     --------       --------      --------      --------      --------
  Total Distributions                            (0.26)       (0.05)         (1.22)        (0.83)        (1.07)        (0.91)
                                               --------     --------       --------      --------      --------      --------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $16.84       $14.07         $12.02        $15.17        $13.49        $13.49
---------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)         21.94%<F3>       17.57%       (13.90)%        19.77%         8.72%        21.70%
Ratios/Supplementary Data:
Net Assets at end of period (000)              $131,418     $111,643       $129,591      $211,643      $171,295      $139,681
Ratio of expenses to average net assets       0.98%<F4>        0.96%          0.95%         0.95%         0.96%         0.96%
Ratio of net investment income (loss)
  to average net assets                       0.24%<F4>      (0.26)%        (0.16)%         0.01%         0.17%         0.18%
Ratio of expenses to average net assets<F1>   1.39%<F4>        1.36%          1.35%         1.35%         1.06%         1.06%
Portfolio turnover<F2>                           40.05%       72.08%         69.72%        80.23%        65.85%        83.13%


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.
<F5> Per share net investment loss has been calculated using the daily average share method.

--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
(Retail A Shares)


                                                 For the                           Year ended November 30,
                                               Six Months
                                                  ended
                                              May 31, 2000
                                               (unaudited)      1999           1998          1997         1996           1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $17.03       $13.27         $11.99        $12.05        $10.76        $ 9.90
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (loss)                   (0.06)           --           0.01        (0.02)          0.02          0.02
  Net realized and unrealized gains from
     investments and foreign currency              1.04         4.55           1.77          0.32          1.27          0.86
                                               --------     --------       --------      --------      --------      --------
  Total from Investment Activities                 0.98         4.55           1.78          0.30          1.29          0.88
                                               --------     --------       --------      --------      --------      --------
Less Distributions
  Net investment income                          (0.11)       (0.03)             --            --            --            --
  In excess of net investment income                 --       (0.01)         (0.07)        (0.05)            --            --
  Net realized gains                               1.52       (0.75)         (0.43)        (0.31)            --        (0.01)
  Tax return of capital                              --           --             --            --            --        (0.01)
                                               --------     --------       --------      --------      --------      --------
  Total Distributions                            (1.63)       (0.79)         (0.50)        (0.36)            --        (0.02)
                                               --------     --------       --------      --------      --------      --------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $16.38       $17.03         $13.27        $11.99        $12.05        $10.76
---------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)          5.83%<F3>       36.62%         15.33%         2.58%        11.99%         8.89%
Ratios/Supplementary Data:
Net Assets at end of period (000)                $3,961       $3,939         $3,154        $2,854        $2,573        $1,568
Ratio of expenses to average net assets       1.48%<F4>        1.56%          1.58%         1.59%         1.44%         1.45%
Ratio of net investment income (loss)
  to average net assets                     (0.18)%<F4>      (0.01)%          0.02%       (0.20)%         0.19%         0.07%
Ratio of expenses to average net assets<F1>   1.64%<F4>        1.75%          1.75%         1.75%         1.75%         1.76%
Portfolio turnover<F2>                           44.99%       93.73%         88.95%        75.18%        77.63%        62.78%



<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.


--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
(Retail B Shares)


                                                 For the                    Year ended November 30,                   March 1,
                                               Six Months                                                               1995
                                                  ended                                                                  to
                                              May 31, 2000                                                          November 30,
                                               (unaudited)      1999           1998          1997         1996        1995<F3>
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $16.54       $12.97         $11.77        $11.90        $10.71       $  9.26
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment loss                            (0.11)       (0.10)         (0.09)        (0.09)        (0.04)        (0.03)
  Net realized and unrealized gains
     from investments and foreign currency         1.00         4.43           1.74          0.30          1.23          1.48
                                               --------     --------       --------      --------      --------      --------
  Total from Investment Activities                 0.89         4.33           1.65          0.21          1.19          1.45
                                               --------     --------       --------      --------      --------      --------
Less Distributions
  Net investment income                          (0.08)       (0.01)             --            --            --            --
  In excess of net investment income                 --           --         (0.02)        (0.03)            --            --
  Net realized gains                             (1.52)       (0.75)         (0.43)        (0.31)            --            --
                                               --------     --------       --------      --------      --------      --------
  Total Distributions                            (1.60)       (0.76)         (0.45)        (0.34)            --            --
                                               --------     --------       --------      --------      --------      --------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $15.83       $16.54         $12.97        $11.77       $ 11.90       $ 10.71
---------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes redemption charge)     5.44%<F6>       35.65%         14.48%         1.82%        11.11%     8.38%<F4>
Ratios/Supplementary Data:
Net assets at end of period (000)                  $741         $781           $624          $562          $437          $102
Ratio of expenses to average net assets       2.18%<F5>        2.26%          2.28%         2.29%         2.14%     2.02%<F5>
Ratio of net investment loss
  to average net assets                    (0.88)% <F5>      (0.71)%        (0.70)%       (0.91)%       (0.50)%  (0.96)% <F5>
Ratio of expenses to average net assets<F1>   2.34%<F5>        2.45%          2.45%         2.45%         2.46%     2.44%<F5>
Portfolio turnover<F2>                           44.99%       93.73%         88.95%        75.18%        77.63%        62.78%



<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Represents total return for Investor A Shares from December 1, 1994 to
     February 28, 1995 plus total return for Investor B Shares from March 1, 1995 to November 30, 1995.
<F5> Annualized.
<F6> Not annualized.


--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
(Y Shares)


                                                 For the                           Year ended November 30,
                                               Six Months
                                                  ended
                                              May 31, 2000
                                               (unaudited)      1999           1998          1997         1996           1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $17.00       $13.25         $11.97        $12.03        $10.75        $ 9.90
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (loss)                   (0.14)       (0.01)             --        (0.03)          0.01          0.01
  Net realized and unrealized gains from
     investments and foreign currency              1.11         4.55           1.78          0.33          1.27          0.86
                                               --------     --------       --------      --------      --------      --------
  Total from Investment Activities                 0.97         4.54           1.78          0.30          1.28          0.87
                                               --------     --------       --------      --------      --------      --------
Less Distributions
  Net investment income                          (0.10)       (0.03)         (0.01)            --            --            --
  In excess of net investment income                 --       (0.01)         (0.06)        (0.05)            --            --
  Net realized gains                             (1.52)       (0.75)         (0.43)        (0.31)            --        (0.01)
  Tax return of capital                              --           --             --            --            --        (0.01)
                                               --------     --------       --------      --------      --------      --------
  Total Distributions                            (1.62)       (0.79)         (0.50)        (0.36)            --        (0.02)
                                               --------     --------       --------      --------      --------      --------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $16.35       $17.00         $13.25        $11.97        $12.03        $10.75
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                  5.84%<F3>       36.61%         15.37%         2.59%        11.91%         8.78%
Ratios/Supplementary Data:
Net Assets at end of period (000)               $16,167      $11,307         $8,058        $6,798        $6,059        $2,159
Ratio of expenses to average net assets       1.48%<F4>        1.56%          1.58%         1.59%         1.44%         1.44%
Ratio of net investment income (loss)
  to average net assets                     (0.18)%<F4>        0.00%          0.01%       (0.21)%         0.16%         0.13%
Ratio of expenses to average net assets<F1>   1.64%<F4>        1.75%          1.75%         1.75%         1.76%         1.75%
Portfolio turnover<F2>                           44.99%       93.73%         88.95%        75.18%        77.63%        62.78%



<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between classes of shares issued.
<F3> Not annualized.
<F4> Annualized.


--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
(Institutional Shares)


                                                 For the                           Year ended November 30,
                                               Six Months
                                                  ended
                                              May 31, 2000
                                               (unaudited)      1999           1998          1997         1996           1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $17.22       $13.40         $12.09        $12.12        $10.79        $ 9.92
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment operations
  Net investment income                            0.01         0.06           0.04          0.01          0.06          0.03
  Net realized and unrealized gains from
     investments and foreign currency              1.01         4.58           1.80          0.33          1.27          0.86
                                               --------     --------       --------      --------      --------      --------
  Total from Investment Activities                 1.02         4.64           1.84          0.34          1.33          0.89
                                               --------     --------       --------      --------      --------      --------
Less Distributions
  Net investment income                          (0.12)       (0.05)         (0.03)        (0.04)            --            --
  In excess of net investment income                 --       (0.02)         (0.07)        (0.02)            --            --
  Net realized gains                             (1.52)       (0.75)         (0.43)        (0.31)            --        (0.01)
  Tax return of capital                              --           --             --            --            --        (0.01)
                                               --------     --------       --------      --------      --------      --------
  Total Distributions                            (1.64)       (0.82)         (0.53)        (0.37)            --        (0.02)
                                               --------     --------       --------      --------      --------      --------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $16.60       $17.22         $13.40        $12.09        $12.12        $10.79
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                  6.02%<F3>       36.98%         15.73%         2.91%        12.33%         8.97%
Ratios/Supplementary Data:
Net Assets at end of period (000)              $110,702      $92,778        $60,647       $55,038       $52,181       $36,096
Ratio of expenses to average net assets       1.18%<F4>        1.26%          1.28%         1.29%         1.14%         1.16%
Ratio of net investment income
  to average net assets                       0.12%<F4>        0.28%          0.34%         0.09%         0.51%         0.39%
Ratio of expenses to average net assets<F1>   1.64%<F4>        1.75%          1.75%         1.75%         1.45%         1.46%
Portfolio turnover<F2>                           44.99%       93.73%         88.95%        75.18%        77.63%        62.78%


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.

--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND
(Retail A Shares)



                                                 For the                           Year ended November 30,
                                               Six Months
                                                  ended
                                              May 31, 2000
                                               (unaudited)      1999           1998          1997         1996           1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $1.00        $1.00          $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net Investment Income                            0.02         0.04           0.05          0.05          0.05          0.05
Less Distributions
  Net investment income                          (0.02)       (0.04)         (0.05)        (0.05)        (0.05)        (0.05)
                                               --------     --------       --------      --------      --------      --------

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  END OF PERIOD                   $1.00        $1.00          $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)<F2>          2.36%        4.02%          4.69%         4.85%         4.80%         5.23%
Ratios/Supplementary Data:
Net Assets at end of period (000)            $1,483,384   $1,049,641       $542,430      $469,400      $829,259      $654,963
Ratio of expenses to average net assets<F1>   0.97%<F3>        0.92%          0.88%         0.73%         0.70%         0.71%
Ratio of  net investment income
  to average net assets                       4.68%<F3>        3.98%          4.58%         4.73%         4.69%         5.14%
Expense waiver/reimbursement                  0.11%<F3>        0.16%          0.20%         0.20%         0.20%         0.20%


<F1> During the period, certain fees were voluntarily reduced.  These voluntary reductions are reflected.
<F2> Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
<F3> Annualized.


--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND
(Institutional Shares)



                                    For the        Year ended       March 25,
                                   Six Months     November 30,         1997
                                     ended                              to
                                  May 31, 2000                     November 30,
                                  (unaudited)    1999       1998     1997<F2>
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $1.00       $1.00      $1.00      $1.00
--------------------------------------------------------------------------------
Income from investment operations
  Net Investment Income                0.02        0.04       0.05       0.03
Less Distributions
  Net investment income              (0.02)      (0.04)     (0.05)     (0.03)
                                   --------    --------   --------   --------

--------------------------------------------------------------------------------
NET ASSET VALUE,  END OF PERIOD       $1.00       $1.00      $1.00      $1.00
--------------------------------------------------------------------------------
Total Return
  (excludes sales charge)             2.44%       4.18%      4.84%      3.37%
Ratios/Supplementary Data:
Net Assets at end of
  period (000)                   $1,867,979  $1,766,246 $1,123,144   $659,296
Ratio of expenses to
  average net assets<F1>          0.82%<F3>       0.77%      0.73%  0.72%<F3>
Ratio of  net investment income
  to average net assets           4.83%<F3>       4.13%      4.73%  4.87%<F3>
Expense waiver/reimbursement      0.11%<F3>       0.16%      0.20%  0.20%<F3>

<F1> During the period, certain fees were voluntarily reduced.  These voluntary reductions are reflected.
<F2> Period from commencement of operations.
<F3> Annualized.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' ADDITIONAL STATEMENT INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' performance and investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND or 1-414-287-3808.

To obtain other information and for shareholder inquiries:

By telephone - call 1-800-677-FUND or 1-414-287-3808

By mail -   Firstar Funds
            615 East Michigan Street
            P.O. Box 3011
            Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com
            -------------------------

On the Internet - Text only version of the Funds' documents are located online and may be downloaded from: - http://www.sec.gov
                              -------------------

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov, or by sending your request and a
                    -------------------
duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.


                       The Fund's Investment Company Act File Number is 811-5380


            PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

                         DATED          , 2000
                              ----------

                         SUBJECT TO COMPLETION

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR
MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.



                              FIRSTAR FUNDS, INC.
                      Statement of Additional Information

                           Small Cap Core Equity Fund
                            International Growth Fund
                        U.S. Treasury Money Market Fund

                                           , 2000
                              ------------

                             TABLE OF CONTENTS
                            ------------------
                                                                   Page
FIRSTAR FUNDS, INC....................................................3
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..............3
NET ASSET VALUE......................................................24
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.......................26
DESCRIPTION OF SHARES................................................32
ADDITIONAL INFORMATION CONCERNING TAXES..............................34
MANAGEMENT OF THE COMPANY............................................35
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT..............45
EXPENSES.............................................................46
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.....................46
COUNSEL..............................................................47
CODE OF ETHICS.......................................................47
PERFORMANCE CALCULATIONS.............................................47
MISCELLANEOUS........................................................52
APPENDIX A..........................................................A-1
APPENDIX B..........................................................B-1

      This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with Firstar Funds,
Inc.' s prospectus ("Prospectus") dated          , 2000, for Retail A, Retail B,
                                        --------
 Y and Institutional Shares of the Small Cap Core Equity Fund, International Growth Fund and U.S. Treasury Money Market Fund (collectively referred to as the "Funds") and is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus for the Funds may be obtained by writing the Firstar Funds Center at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-677-FUND. The Financial Statements and the Independent Accountants' reports thereon in this SAI are incorporated by reference from the Annual Reports of the Mercantile Small Cap Equity Fund, Mercantile International Equity Fund and Firstar Stellar Treasury Money Market Fund (together, the "Predecessor Funds"). The financial statements for the six-month period ending May 31, 2000 are unaudited and are contained in the Predecessor Funds' Semi-Annual Reports, which are also incorporated by reference into this SAI. These Annual and Semi-Annual Reports may be obtained by writing the address above or calling the toll-free number above. No other parts of the Annual and Semi-Annual Reports are incorporated herein by reference.

FIRSTAR FUNDS, INC

     Firstar Funds, Inc. (the "Company") is a Wisconsin corporation that was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios.

     On          , 2000, the Mercantile Small Cap Equity Portfolio, which was
       ---------
similarly managed to the Firstar Small Cap Core Equity Fund, reorganized into the Firstar Small Cap Core Equity Fund; the Mercantile International Equity Portfolio, which was similarly managed to the Firstar International Growth Fund, reorganized into the Firstar International Growth Fund; and the Mercantile Treasury Money Market Portfolio and the Firstar Stellar Treasury Fund, which were similarly managed to the Firstar U.S. Treasury Money Market Fund, reorganized into the Firstar U.S. Treasury Money Market Fund. For the periods
prior to           , 2000, the performance history, historical data and certain
        ---------
of the expense information set forth in this SAI is that of the Mercantile Small Cap Equity Portfolio ("Predecessor Mercantile Small Cap Equity Portfolio"), Mercantile International Equity Portfolio ("Predecessor Mercantile International Equity Portfolio") and Firstar Stellar Treasury Fund ("Predecessor Firstar Stellar Treasury Fund") (together, the "Predecessor Funds").

     This SAI pertains to Retail A Shares, Retail B Shares, Y Shares and Institutional Shares, as applicable, of three diversified portfolios, the Small Cap Core Equity Fund and International Growth Fund and Retail A Shares and Institutional Shares of the U.S. Treasury Money Market Fund (collectively the "Funds"). The Company also offers other investment portfolios that are described in separate statements of additional information. For information concerning these other portfolios, contact Firstar Mutual Fund Services, LLC at 1-800-677-FUND or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

     The Company is an open-end management investment company. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.

Portfolio Transactions
----------------------

     Subject to the general supervision of the Board of Directors, Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund except the International Growth Fund. Subject to the general supervision of the Board of Directors, the Adviser is responsible for the portfolio management of the International Growth Fund. Pursuant to the terms of the Adviser's Advisory Agreements with the Funds, the Adviser has delegated certain of its duties to Clay Finlay Inc. (the "Sub-Adviser"). Within the framework of the investment objectives, policies and restrictions of the International Growth Fund, and subject to the supervision of the Adviser, the Sub-Adviser is responsible for, makes decisions with respect to, and places orders for all purchased sales of portfolio securities for the International Growth Fund.

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Small Cap Core Equity and International Growth Funds may engage in short-term trading to achieve their investment objectives.

     The U.S. Treasury Money Market Fund does not intend to seek profits from short-term trading. Because the Fund will invest only in short-term debt instruments, its annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the Fund's net investment income. For regulatory purposes, the Fund's annual portfolio turnover rates are expected to be zero.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges that involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions that are generally higher than those in the United States.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     Fixed income securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

     For the fiscal years ended November 30, 1999, 1998 and 1997, the Predecessor Funds paid brokerage commissions as follows:

Fund                               1999        1998         1997
----                               ----        ----         ----

Small Cap Core Equity Fund         $319,318    $550,114     $428,191
International Growth Fund          $387,288    $293,093     $248,564
U.S. Treasury Money Market Fund          $0          $0           $0

     None of the brokerage commissions were paid to affiliates of the Company, the Adviser, Sub-Advisers or the Administrator.

     The Advisory Agreement between the Company, and the Adviser and the Sub-Advisory Agreement among the Company, the Adviser and Clay Finlay Inc. with respect to the International Growth Fund, provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser and Sub-Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser and Sub-Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser and Sub-Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser and Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser and Sub-Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and Sub-Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, or Quasar Distributors, LLC (the "Distributor") or an affiliated person of either of them (as such term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act")) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or their Adviser or Sub-Adviser, or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

     Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by their Adviser or Sub-Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser or Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

The Funds did not acquire any securities of their "regular brokers or dealers" or their parents during the most recent fiscal year.


INVESTMENT STRATEGIES AND RISKS

      Temporary Defensive Positions.  The Small Cap Core Equity Fund reserves
      -----------------------------
the right to hold, as a temporary defensive measure, up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 13 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant.

      During temporary defensive periods, when deemed necessary by the Adviser or Sub-Adviser, the International Growth Fund may invest up to 100% of its assets in U.S. government obligations, debt obligations of companies incorporated and having their principal business activities in the United States, or cash and short-term obligations (having remaining maturities of 13 months or less). The Fund does not intend to invest in such securities for the purpose of meeting its investment objective.

      Ratings. The ratings of Standard & Poor's, Moody's and other nationally
      -------
recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

      The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations.
An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

      Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. For the Small Cap Core Equity and International Growth Funds, the Adviser and Sub-Adviser will consider such an event in determining whether the Fund involved should continue to hold the security. For a more detailed description of ratings, see Appendix A.

      Securities Lending.  The Small Cap Core Equity and International Growth
      ------------------
Funds may lend their portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. In accordance with current SEC policies, each Fund is currently limiting its securities lending to 33 1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan.

      Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

     Money Market Instruments. The Funds may invest from time to time in "money
     ------------------------
market instruments," a term that may include, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable. The International Growth Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks.
Such obligations may include: Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits, which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances, which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

      Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser or Sub-Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

      Investments by a Fund which is not a money market fund in commercial paper will consist of issues rated at the time A-1 or A-2 by Standard & Poor's, or P-1 or P-2 by Moody's or similar rating by another nationally recognized rating agency. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser or Sub-Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

      The Small Cap Core Equity and International Growth Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser or Sub-Adviser deems the investment to involve minimal credit risk.

     The Small Cap Core Equity and International Growth Funds may invest in variable and floating rate demand instruments, including participations in municipal securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

      Repurchase Agreements.  The Funds may agree to purchase securities from
      ---------------------
financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

      The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

      Investment Companies.  The Funds may invest from time to time in
      --------------------
securities issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the

1940 Act. As a shareholder of another investment company, the Funds would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. In addition, investment companies in which a Fund may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations. The income on securities of other investment companies may be taxable to investors at the state or local level. See "Additional Information Concerning Taxes" below.

      U.S. Government Obligations.  The Funds may invest in a variety of U.S.
      ---------------------------
Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Small Cap Core Equity and International Growth Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

     Obligations of certain agencies and instrumentalities of the U.S. Government, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     Restricted and Illiquid Securities.  The Small Cap Core Equity and
     ----------------------------------
International Growth Funds may invest up to 15% of net assets in securities that are illiquid at the time of purchase. The U.S. Treasury Money Market Fund may invest up to 10 % of its net assets in securities that are illiquid at the time of purchase. While these holdings may offer more potential for growth, they may present a higher degree of business and financial risk, which can result in substantial losses. The Funds may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired. Restricted securities may include repurchase agreements that do not provide for settlement within seven days, time deposits maturing in more than seven days and Rule 144 Securities. These securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A Fund may treat a Rule 144A security as liquid if determined to be so under procedures adopted by the Board.

     The Small Cap Core Equity and International Growth Funds may also invest in
Section 4(2) commercial paper, subject to the applicable limit, unless the Adviser determines that a liquid market exists. The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

     Small companies in which the Funds may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to a greater degree of change in their earnings and prospects. Such securities may be more difficult to sell than larger or more established securities.

      Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; to the extent short-term capital gains are realized, distributions relating from such gains will be ordinary income for federal income tax purposes.

     Borrowings and Reverse Repurchase Agreements.  Each Fund may borrow money
     --------------------------------------------
from banks or through reverse repurchase agreements to the extent allowed (as described under "Additional Investment Limitations" below) to meet shareholder redemptions. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. These strategies involve leveraging. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

      Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase and that the securities may not be returned to the Fund.

     When-Issued Purchases, Delayed Delivery and Forward Commitments.  Each Fund
     ---------------------------------------------------------------
may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery or settlement takes place. The Small Cap Core Equity and International Growth Funds' forward commitments and when-issued purchases are not expected to exceed 25% of the value of their respective total assets (at the time of purchase) absent unusual market conditions. The U.S. Treasury Money Market Fund's forward commitments and when-issued purchases are not expected to exceed 20% of the value of its total assets

(at the time of purchase) absent unusual market conditions. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, a Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% of the value of the total assets of each of the Small Cap Core Equity Fund and International Growth Fund and 20% of the total assets of the U.S. Treasury Money Market Fund. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

      A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

      When the Funds engage in when-issued, delayed delivery and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

     Foreign Securities.  The Small Cap Core Equity Fund may invest up to 25% of
     ------------------
its total assets in securities of foreign issuers, and the International Growth Fund may invest up to 100% of its total assets in securities of foreign issuers.

     Investments in foreign securities, whether made directly in foreign securities or dollar-denominated debt obligations of foreign issuers or through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company.
Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Commissions on foreign stock exchanges are often fixed and are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Additional Information on Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Changes in currency exchange rates will affect the value of unhedged positions and will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. The Funds and their shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies.

     American Depository Receipts ("ADRs") and European Depository Receipts
     -----------------------------------------------------------------------
     ("EDRs").
     --------
The Small Cap Core Equity and International Growth Funds may invest in ADRs and EDRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities. ADRs and EDRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR and EDR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities, ADRs and EDRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depository), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer's request.

     The Small Cap Core Equity and International Growth Funds may also invest in EDRs. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

      Forward Currency Contracts.  The International Growth Fund may enter into
      --------------------------
forward currency contracts. Forward foreign currency exchange contracts provide for the purchase of or sale of an amount of a specified currency at a future date. This Fund may use forward contracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and the settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. Such transactions may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the $US price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency it may sell a forward currency contract to lock in the $US equivalent of the anticipated sales proceeds). This Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations.

      The International Growth Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Adviser or the Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Funds may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another.
For example, if a Fund owns securities denominated in a foreign currency and the Adviser or Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

      The cost to the International Growth Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contacts only by negotiating directly with the counterparty. Thus, there can be no assurance that the International Growth Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the International Growth Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts may limit the Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized.

      The International Growth Fund may also purchase unlisted currency options. A number of major investment firms trade unlisted options which are more flexible than exchange listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve credit risk associated with the individual issuer. They will be deemed to be illiquid for purposes of the limitation on investments in illiquid securities.

      Foreign Currency Transactions.  Although the International Growth Fund
      -----------------------------
values its assets daily in U.S. dollars, the Funds are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis. The Funds' foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Funds could suffer a loss of some or all of the amounts deposited. The Funds may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

      Except where segregated accounts are not required under the 1940 Act, when these Funds enter into a forward contract or currency futures, the Custodian will place cash, U.S. government securities, or high-grade debt securities into segregated accounts of these Funds in an amount equal to the value of each Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the appropriate account on a daily basis so that the account value is at least equal to the Funds' commitments to such contracts. While these contracts are not presently regulated by the Commodities Futures Trading Commission ("CFTC"), the CTFC may in the future assert authority to regulate forward contracts. In such event, the underlying Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the underlying fund than if it had not engaged in such contracts.

      The International Growth Fund may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. (See "Options Trading," below, for a discussion of options trading). A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. Exchange listed options markets in the United States include seven major currencies, and trading may be thin and illiquid. The seven major currencies are Australian dollars, British Pounds, Canadian dollars, German marks, French francs, Japanese yen and Swiss francs.

      A call option written by the International Growth Fund gives the purchaser, upon payment of a premium, the right to purchase from the International Growth Fund a currency at the exercise price until the expiration of the option.

     Stripped U.S. Government Obligations.  The Small Cap Core Equity and
     ------------------------------------
International Growth Funds may hold stripped U.S. Treasury securities, including
(1) coupons that have been stripped from U.S. Treasury bonds, which are held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"), (2) through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES") or (3) other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Funds may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and resold in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificates of Accrual on Treasury Securities" ("CATS"). Such securities may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the SEC as U.S. Government securities for purposes of the 1940 Act.

     The stripped coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped principal-only securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. In the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), the underlying U.S. Treasury bonds and notes themselves are held in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Funds, most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities law purposes.

     The U.S. Government does not issue stripped Treasury securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

     For custodial receipts, the underlying debt obligations are held separate from the general assets of the custodian and nominal holder of such securities, and are not subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian. The custodian is also responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest, to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

     Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which principal and interest is returned to investors. The Adviser will consider the liquidity needs of the Fund when any investments in zero coupon obligations or other principal-only obligations are made.

     Variable and Floating Rate Instruments.  Subject to their respective
     --------------------------------------
investment limitations, each of the Small Cap Core Equity and International Growth Funds may purchase variable and floating rate obligations. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. The International Growth Fund will invest in such instruments only when the Adviser believes that any risk of loss due to issuer default is minimal.

     With respect to the variable and floating rate instruments that may be acquired by the Funds, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable U.S. government obligations held by the Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

Other Portfolio Information
---------------------------

     Options Trading.  The Small Cap Core Equity and International Growth Funds
     ---------------
may engage in options transactions. These Funds may purchase put options, purchase call options and write covered call options. The International Growth Fund may also write secured put options. Such options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Option transactions by the Funds will not exceed 10% of each Fund's net assets. The International Growth Fund will not invest more than 5% of its total assets in initial margin deposits and premiums (including without limitation, puts, calls, straddles and spreads) and any combination thereof. This is a highly specialized activity which entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option.

Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. The Funds will enter into such transactions only as a hedge against fluctuations in the value of securities which the Funds hold or intend to purchase.

     The Funds will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

     Each of the Small Cap Core Equity and International Growth Funds may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

     In addition, the Small Cap Core Equity and International Growth Funds may write covered call options listed on a national securities exchange. Such options may relate to particular securities owned by a Fund or which it has the right to acquire. A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option is also covered if a Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian. The aggregate value of the Fund's assets subject to covered options written by the Small Cap Core Equity and International Growth Funds will not exceed 25% of the value of each Fund's net assets during the current year.

     A Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds. When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

     As noted previously, there are several risks associated with transactions in options on securities and indices. These risks include (i) an imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Futures Contracts and Related Options.  The Adviser may determine that it
     -------------------------------------
would be in the best interest of the Small Cap Core Equity or International Growth Funds to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by a Fund, or of securities which it intends to purchase to maintain liquidity, to have fuller exposure to price movements in the respective stock or bond index or to reduce transaction costs. For example, a Fund may enter into transactions involving a stock or bond index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks or bonds in the index is made. The Adviser may also determine that it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities.

     Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund, and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of a Fund to close open futures positions, which could have an adverse impact on the Fund's ability to hedge.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

     Successful use of futures by the Funds is also subject to the Adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the
transaction costs, if the contract were closed out.   Thus, a purchase or sale
of a futures contract may result in losses in excess of the amount invested in the contract.

     Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities to the entire amount at risk (less margin deposits) on a continuous basis. The Company intends to comply with the regulations of the CFTC exempting the Fund from registrations as a "commodity pool operator".

     The Small Cap Core Equity and International Growth Funds intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk.

     Zero Coupon Bonds.  The Small Cap Core Equity and International Growth
     -----------------
Funds may invest in zero coupon bonds. Zero coupon bonds have greater price volatility than coupon obligations and will not result in the payment of interest until maturity, provided that a Fund will purchase such zero coupon bonds only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with the Fund's investment objective. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

     Convertible Securities.  The Small Cap Core Equity and International Growth
     ----------------------
Funds may hold convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In investing in convertibles, the Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent the Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser or Sub-Adviser will consider such an event in determining whether the Fund should continue to hold the security.

      Preferred Stocks.  The Small Cap Core Equity and International Growth
      ----------------
Funds may invest in preferred stocks. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock, but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

     Rights and Warrants.  The Small Cap Core Equity and International Growth
     -------------------
Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

       The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, the Small Cap Core Equity and International Growth Funds will not invest more than 5% of each Fund's net assets will be invested in warrants. This 5% limit includes warrants that are not listed on any stock exchange.

      Standard and Poor's Depository Receipts, Standard and Poor's MidCap 400
      ------------------------------------------------------------------------
Depository Receipts and the Dow Industrial DIAMONDS.  The Small Cap Core Equity
---------------------------------------------------
and International Growth Funds may invest in Standard & Poor's Depository Receipts ("SPDRs"), Standard & Poor's MidCap 400 Depository receipts ("MidCap SPDRs") and the Dow Industrials DIAMONDS ("DIAMONDS"). SPDRs represent ownership in the SPDR trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to track the performance and dividend yield of the S&P 500. MidCap SPDRs represent ownership in the MidCap SPDR trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to track the performance and dividend yield of the Standard & Poor's MidCap 400 Index. DIAMONDS represent ownership in the DIAMONDS trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to track the performance and yield of the Dow Jones Industrial Average. Because investments in SPDRs, MidCap SPDRs and DIAMONDS represent investments in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

Investment Limitations
----------------------

     Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

     No Fund may:

1. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

2.   Purchase securities of companies for the purpose of exercising control.

3. Purchase or sell real estate, or with respect to the International Growth Fund, real estate limited partnerships, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of securities directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.

6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objectives, purchase publicly traded securities of companies engaging in whole or in part in such activities and may invest in futures contracts and related options.

8. Purchase securities on margin, make short sales of securities or maintain a short position, except that: (i) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options; and (ii) a Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

9. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after and as a result of such investments, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Company or the Fund, except that up to 25% of the Fund's total assets may be invested without regard to such limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

10. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided however, that with respect to each Fund (i) there is no limitation with respect to instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentatilties; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry).

11. Borrow money or issue senior securities, except that each Fund may borrow from banks and may enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in the Prospectus or this Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

      If a percentage limitation is satisfied at the time of investment, a latter increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

      If, due to market fluctuations or other reasons, the amount of borrowings and reverse repurchase agreements exceed the limit stated above, the Funds will promptly reduce such amount. Except as otherwise provided in Investment Limitation No. 10, above, for the purpose of such restriction, in determining industry classification with respect to the International Growth Fund, the Company intends to use the Morgan Stanley Capital International classification titles.


NET ASSET VALUE

      The net asset value per share of each Fund is calculated separately for the Retail A Shares, Retail B Shares, Y Shares and Institutional Shares by adding the value of all portfolio securities and other assets belonging to the particular Fund that are allocated to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to a Fund are borne by each share of the Fund, except for certain payments under the Funds' Distribution and Service Plans and Shareholder Servicing Plans applicable only to Retail A Shares, Retail B Shares and Y Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

The Small Cap Core Equity and International Growth Funds.
---------------------------------------------------------

     Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally, 3:00 p.m. Central Time, on each day the Exchange is open for trading. Currently, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving and Christmas.

      Shares which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Exchange- traded securities for which there were no transactions are valued at the
current bid prices for the Funds.   Securities traded on only over-the-counter
markets are valued on the basis of closing over-the-counter bid prices. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 p.m. Central time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Fund is not calculated. The calculation of the net asset value of a Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 p.m. Central time, and at other times, may not be reflected in the calculation of net asset value of a Fund.

The U.S. Treasury Money Market Fund.
------------------------------------

     Net asset value for purposes of pricing purchase and redemption orders is normally determined as of 1:00 p.m. Central Time, on each day the Exchange is open for trading. Currently, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving and Christmas.

      The U.S. Treasury Money Market Fund uses the amortized cost method of valuation to value the Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially, and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The market value of portfolio securities held by the Fund can be expected to vary inversely with changes in prevailing interest rates.

      The Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, the Fund will neither purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the 1940 Act nor maintain a dollar-weighted average maturity which exceeds 90 days. The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Computation of Offering Price of the Small Cap Core Equity and
      --------------------------------------------------------------
International Growth Funds. An illustration of the computation of the initial
--------------------------
offering price per share of the Retail A

Shares of the Small Cap Core Equity and International Growth Funds is set forth below. This computation is based on the value of the net assets and number of outstanding securities of the Predecessor Mercantile Small Cap Equity Portfolio and the Predecessor International Equity Portfolio, respectively, at May 31, 2000, as follows:

                      Small Cap Core Equity Fund     International Growth Fund
                      --------------------------     -------------------------

Net Assets (000s)               $146,117                      $131,572
Number of Shares
Outstanding                    8,695,164                     7,945,193

Net Asset Value Per Share         $16.80                        $16.56
Sales Charge, 5.50%  of
offering price (5.82%
of net asset value per share)   $   0.98                       $  0.96
Public Offering Price             $17.78                        $17.52

      Shareholder organizations or Institutions may be paid by the Funds for advertising, distribution or shareholder services. Depending on the terms of the particular account, shareholder organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

      Shares of the U.S. Treasury Money Market Fund are sold without a sales charge imposed by the Company, although shareholder organizations may be paid by the Company for advertising, distribution or shareholder services. Depending on the terms of the particular account, shareholder organizations may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder organizations are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of U.S. Treasury Money Market fund Shares prior to such purchase.

      Investors redeeming U.S. Treasury Money Market Fund shares by check generally will be subject to the same rules and regulations that the transfer agent applies to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the transfer agent. Because dividends on the U.S. Treasury Money Market Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result.

      Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

      The Company's Articles of Incorporation permit a Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1,000.

      The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to

$250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

      In addition to the situations described in the Funds' Prospectus under "Redeeming Shares," the Funds may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

Reducing Your Sales Charge on Retail A Shares.
---------------------------------------------

     A. Rights of Accumulation

     As stated in the Prospectus, a reduced sales charge applies to any purchase of Retail A Shares of any Firstar Fund that is sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $100,000 or more. "Aggregate investment" means the total of (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Fund, with an aggregate current value of $99,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund which is an Equity Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

     B. Letter of Intent

     As discussed in the Prospectus, Retail A Shares of the Company purchased over a 13-month period through a Letter of Intent qualify for the same reduced sales charge as if all purchased at once. During the term of the Letter of Intent, the transfer agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated as the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of Shares.

      Exchange Privilege. By use of the exchange privilege, shareholders
      ------------------
authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareholder or in some cases, the shareholder's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

     Exchange transactions described in paragraphs A, B, C, D, E, F and G below will be made on the basis of the relative net asset values per share of the Funds included in the transaction.

     A. Retail A Shares of any Fund purchased with a sales charge, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales charge for other Retail A Shares of any other Fund offered by the Company.

     B. Retail A Shares of any Fund offered by the Company or money market fund shares ("MMF Shares") acquired by a previous exchange transaction involving Retail A Shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares, may be exchanged without a sales charge for Retail A Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail A Shares and their account number.

     C. Retail B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Retail B Shares that have been acquired through an exchange of Retail B Shares may be exchanged for other Retail B Shares without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

     D. Retail B Shares may be exchanged for MMF Shares (but not for Institutional Money Market Fund Shares) without paying a contingent deferred sales charge. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange. If the shareholder subsequently exchanges the shares back into Retail B Shares of a Fund, the holding period accumulation on the shares will continue to accumulate. In the event that a shareholder wishes to redeem MMF Shares acquired by exchange for Retail B Shares of a Fund, the contingent deferred sales charge applicable to the accumulated Retail B Shares and money market fund shares will be charged.

     E. Retail A Shares of any Fund may be exchanged without a sales load for Retail A Shares in any other Firstar Fund that are offered without a sales load.

     F. Institutional Shares of any Fund may be exchanged for Institutional Shares of any other Firstar Fund.

     G. Y Shares of any Fund may be exchanged for Y Shares of any other Firstar Fund. Y Shares of any Fund may be exchanged for shares of the Institutional Money Market Fund or Institutional Shares of a Money Market Fund.

     Except as stated above, a sales load will be imposed when shares of any Fund that were purchased or otherwise acquired without a sales load are exchanged for Retail A Shares of another Firstar Fund which are sold with a sales load.

     Retail A Shares of any Fund will be exchanged for Institutional Shares if the shares are registered in the name of an employer-sponsored qualified retirement plan administered by Firstar and assets equal or exceed $1 million at the preceding month-end. The date of the exchange will be 15 business days following the month-end in which the plan assets equal or exceed $1 million.

      Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

     Exemptions from CDSC.  Certain types of redemptions may also qualify for an
     --------------------
exemption from the contingent deferred sales charge. To receive exemptions (i),
(ii) or (iii) below, a shareholder must explain the status of his or her redemption. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your shareholder organization or the Distributor at the time Retail B Shares are redeemed. The following is a more detailed description of certain of the instances described in the Prospectus in which the contingent deferred sales charge with respect to the B Shares is not assessed:

(i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), due to death, disability or the attainment of a specified age;

(ii) redemptions in connection with the death or disability of a shareholder;
or

(iii) redemptions resulting from certain tax-free returns from IRAs of excess contributions pursuant to section 408(d)(4) or (5) of the Code.

Retirement Plans: Retail A and Retail B Shares of the Funds
----------------

     Individual Retirement Accounts.  The Company has available a plan (the
     ------------------------------
"Traditional IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70/ before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70/. Distribution of an individual's Traditional IRA assets (and earnings thereon) before the individual attains age 59/ will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the Traditional IRA are not subject to federal income tax until distributed.

     The Company also has available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with compensation for services rendered. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 /, as long as the account owner has earned income. Contributions to a Roth IRA are not deductible. Earnings on amounts contributed to a Roth IRA, however, are not subject to federal income tax when distributed if the distribution is a "qualified distribution" (i.e., the Roth IRA has been held for at least five years beginning with the first tax year for which a contribution was made to any Roth IRA of the account owner and the distribution is due to the account owner's attainment of age 59 /, disability or death, or for qualified first-time homebuyer expenses). A non-qualified distribution of an individual's Roth IRA assets (and the earnings thereon) will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income.

     The Company permits certain employers (including self-employed individuals) to make contributions to employees' Traditional IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law. A SEP permits an employer to make discretionary contributions to all of its employees' Traditional IRAs (employees who have not met certain eligibility criteria may be excluded) equal to a uniform percentage of each employee's compensation (subject to certain limits). If an employer (including a self-employed individual) established a SARSEP before January 1, 1997, employees may defer a percentage of their compensation -
- pre-tax -- to Traditional IRAs (subject to certain limits). The Code provides certain tax benefits for contributions by an employer, pursuant to a SEP and/or SARSEP, to an employee's Traditional IRA. For example, contributions to an employee's Traditional IRA pursuant to a SEP and/or SARSEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     Savings Incentive Match Plan for Employees of Small Employers.  The Company
     -------------------------------------------------------------
also has available a simplified tax-favored retirement plan for employees of small employers (a "SIMPLE IRA Plan"). If an employer establishes a SIMPLE IRA Plan, contributions under the Plan are made to eligible employees' SIMPLE individual retirement accounts ("SIMPLE IRAs"). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee's SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee's salary reduction contributions, up to a limit of 3 percent of the employee's compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2 percent of each employee's compensation. As with contributions to an employee's IRA pursuant to a SEP and/or SARSEP, the Code provides tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee's SIMPLE IRA. For example, contributions to an employee's SIMPLE IRA are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

     The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting Investor

Services at 1-800-677-FUND. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

      Additional Information Regarding Shareholder Services for Retail Shares
      -----------------------------------------------------------------------

      The Retail A and Retail B Shares of the Funds offer a Periodic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month and applies the amount to the purchase of Retail A and Retail B Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction.

      The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail A or Retail B Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail A or Retail B Shares to be purchased during periods of lower Retail A or Retail B Share prices and fewer Retail A or Retail B Shares to be purchased during periods of higher Retail A or Retail B Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail A or Retail B Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail A or Retail B Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

      The Retail A and Retail B Shares of the Funds permit shareholders to effect ConvertiFund" transactions, an automated method by which a shareholder of either of these Classes may invest proceeds from one account to another account of the Retail A or Retail B Shares of the Firstar family of funds, as the case may be. Such proceeds include dividend distribution, capital gain distributions and systematic withdrawals. ConvertiFund" transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

      The Retail A and Retail B Shares of the Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

Special Procedures for In-Kind Payments
---------------------------------------

      Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 1-800-677-FUND. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share, which is divided into thirty classes (each, a "class" or "fund"). Each class of the Small Cap Core Equity and International Growth Funds is divided into four series designated as Institutional Shares, Retail A Shares, Retail B Shares and Y Shares (each, a "Series") and the U.S. Treasury Money Market Fund is divided into two series, Institutional Shares and Retail A Shares. Each series consists of the number of authorized shares set forth next to its Fund name in the table below:


Class-Series of        Fund in which Stock              Number of Authorized
Common Stock           Represents Interest              Shares in Each Series
----------------       -------------------              ---------------------
5-Institutional        U.S. Treasury Money Market             5 billion
5-A                                                           5 billion
18-Institutional       Small Cap Core Equity                 100 Million
18-Y                                                         100 Million
18-A                                                         100 Million
18-B                                                         100 Million
20-Institutional       International Growth                  100 Million
20-Y                                                         100 Million
20-A                                                         100 Million
20-B                                                         100 Million

     The board of directors has also authorized the issuance of thirty-three additional classes of common stock representing interests in thirty-three other separate investment portfolios which are described in separate statements of additional information. The remaining authorized shares are classified into one hundred sixty-four additional classes representing interests in other potential future investment portfolios of the company. The directors may similarly classify or reclassify any particular class of shares into one or more additional series.

     In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Funds' Prospectus, shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Shareholders of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by -portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareholders of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to one series of a Fund (such as a Distribution and Service Plan applicable to Retail A or B Shares) but not the other series of the same Fund, only the affected series will be entitled to vote. Each share of a class of a Fund represents an equal proportionate interest with other shares of other classes in that Fund, respectively. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights.

      When issued for payment as described in the Funds' Prospectus and this SAI, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

      The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

ADDITIONAL INFORMATION CONCERNING TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

      The tax principle applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the International Growth Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

      In addition, in the case of any shares of a PFIC in which a the International Growth Fund invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

MANAGEMENT OF THE COMPANY

      The business and affairs of the Funds are managed under the direction of the Board of Directors of the Company. The Board is responsible for acting on behalf of the shareholders.

      The Board does not normally hold shareholder meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers
----------------------

            The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                       Position(s) held   Principal Occupations During Past 5
Name, Address & Age    with the Company   Years and Other Affiliations
-----------------------------------------------------------------------------

James M. Wade          Chairman of the    Vice President and Chief Financial
2802 Wind Bluff Circle Board              Officer, Johnson Controls, Inc. (a
Wilmington, NC  28409                     controls manufacturing company),
Age: 57                                   January 1987-May 1991.

Glen R. Bomberger       Director          Executive Vice President, Chief
One Park Plaza                            Financial Officer and Director, A.O.
11270 West Park Place                     Smith Corporation (a diversified
Milwaukee, WI  53224-                     manufacturing company) since January
3690                                      1987; Director of companies
Age: 63                                   affiliated with A.O. Smith
                                          Corporation; Director, Smith
                                          Investment Company; Director of
                                          companies affiliated with Smith
                                          Investment Company.

Jerry G. Remmel         Director          Vice President, Treasurer and Chief
16650 A Lake Circle                       Financial Officer of Wisconsin Energy
Brookfield, WI  53005                     Corporation 1994-1996; Treasurer of
Age: 69                                   Wisconsin Electric Power Company
                                          1973-1996; Director of Wisconsin
                                          Electric Power Company 1989-1996;
                                          Senior Vice President, Wisconsin
                                          Electric Power Company 1988 - 1994;
                                          Chief Financial Officer, Wisconsin
                                          Electric Power Company 1983-1996;
                                          Vice President and Treasurer,
                                          Wisconsin Electric Power Company,
                                          1983 - 1989.

                       Position(s) held    Principal Occupations During Past 5
Name, Address & Age    with the Company    Years and Other Affiliations
------------------------------------------------------------------------------

Richard K. Riederer     Director           President and Chief Executive Officer
400 Three Springs Drive                    of Weirton Steel since 1995; Director
Weirton, WV  26062-4989                    of Weirton Steel since 1993;
Age: 56                                    Executive Vice President and Chief
                                           Financial Officer, Weirton Steel
                                           January 1994 - 1995; Vice President
                                           of Finance and Chief Financial
                                           Officer, Weirton Steel January 1989-
                                           1994; Member, Board of Directors of
                                           American Iron and Steel Institute
                                           since 1995; Member, Board of
                                           Directors, National Association of
                                           Manufacturers since 1995; Member,
                                           Board of Directors, WESBANCO since
                                           September 1997; Trustee of Carnegie
                                           Mellon University since 1997.

Charles R. Roy          Director           Vice President - Finance, Chief
14245 Heatherwood Court                    Financial Officer and Secretary,
Elm Grove, WI  53122                       Rexnord Corporation (an equipment
Age: 69                                    manufacturing company), 1988 - 1992;
                                           Vice President - Finance and
                                           Administration, Rexnord Inc., 1982 -
                                           1988; Officer and Director of several
                                           Rexnord subsidiaries until 1992.

Bruce Laning<F1>        Director,          President and CEO, FIRMCO since
777 E. Wisconsin        President          2000; Director, FIRMCO since 2000;
Avenue                  and Treasurer      Senior Vice President, FIRMCO since
Suite 800                                  1999; Vice President, FIRMCO since
Milwaukee, WI  53202                       1994.
Age: 40

Bronson J. Haase<F1>    Director           Employee of Wisconsin Energy since
626 E. Wisconsin Avenue                    April, 2000; President and CEO of
Milwaukee, WI 53202                        Wisconsin Gas Company, WICOR
Age: 56                                    Energy, FieldTech and Vice
                                           President of WICOR, Inc. since
                                           1998; President and CEO of
                                           Ameritech - Wisconsin (formerly
                                           Wisconsin Bell) 1993-1998;
                                           President of Wisconsin Bell
                                           Communications 1988-1993; Board of
                                           Directors, The Marcus Corporation;
                                           Trustee of Roundy Foods; Chairman
                                           of the Wisconsin Utilities
                                           Association.

W. Bruce McConnel       Secretary          Partner of the law firm of Drinker
One Logan Square                           Biddle & Reath LLP.
18th & Cherry Streets
Philadelphia, PA  19103
Age: 57

                        Position(s) held   Principal Occupations During Past 5
Name, Address & Age     with the Company   Years and Other Affiliations
-----------------------------------------------------------------------------

Laura J. Rauman         Vice President     Senior Vice President of
777 E. Wisconsin Avenue                    Operations, FIRMCO since 1995; Vice
Suite 800                                  President of Mercantile Mutual
Milwaukee, WI 53202                        Funds, Inc. since 2000; Senior
Age: 31                                    Auditor, Price Waterhouse, LLP,
                                           prior thereto.

Joseph C. Neuberger     Assistant Senior   Vice President, Firstar
615 E. Michigan Street  Treasurer          Mutual Fund Services, LLC since
Milwaukee, WI 53202                        1994; Manager, Arthur Andersen LLP,
Age: 38                                    prior thereto.

<F1>  Mr. Haase and Mr. Laning are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.

     The following chart provides certain information about the Director fees for the year ended October 31, 1999 of the Company's Directors.

                                                              TOTAL
                                 PENSION OR                 COMPENSATION
                                 RETIREMENT    ESTIMATED        FROM
                  AGGREGATE      BENEFITS       ANNUAL        COMPANY
                COMPENSATION  ACCRUED AS PART  BENEFITS      AND FUND
    NAME OF       FROM THE        OF FUND        UPON    COMPLEX<F1> PAID TO
PERSON/POSITION     COMPANY       EXPENSES     RETIREMENT    DIRECTORS
---------------     ------        --------     ----------    ---------

 James M. Wade     $18,500          $0            $0         $18,500
Chairman of th
     Board

    Glen R.        $15,000<F2>      $0            $0         $15,000
   Bomberger
   Director

Jerry G. Remme     $15,000          $0            $0         $15,000
   Director

  Richard K.       $15,000          $0            $0         $15,000
   Riederer
   Director

Charles R. Roy     $15,000          $0            $0         $15,000
   Director

  Bronson J.       $15,000          $0            $0         $15,000
     Haase
   Director

     <F1> The "Fund Complex" includes only the Company.  The Company is comprised of 36 separate portfolios.
     <F2> Includes $15,000 which Mr. Bomberger elected to defer under the
Company's deferred compensation plan.

     Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. During the prior fiscal year, the Directors and Officers received aggregate fees and reimbursed expenses of $88,492. Mr. Laning, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as President and Treasurer, Vice President and Assistant Treasurer, respectively, although FIRMCO, of which Mr. Laning and Ms. Rauman are President and Vice President of Operations, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. FIRMCO is a wholly owned subsidiary of Firstar Corporation. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

      Directors, employees, retirees and their families of Firstar Corporation or its affiliates are exempt and do not have to pay front-end sales charges (provided the status of the investment is explained at the time of investment) on purchases of Retail A Shares. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

Advisory Services
-----------------

      FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to the Funds.

      On          , 2000:  the Predecessor Mercantile Small Cap Equity
        ---------
Portfolio, which was similarly managed to the Firstar Small Cap Core Equity Fund, reorganized into the Firstar Small Cap Core Equity Fund; the Predecessor Mercantile International Equity Portfolio, which was similarly managed to the Firstar International Growth Fund, reorganized into the Firstar International Growth Fund; and the Predecessor Mercantile Treasury Money Market Portfolio and the Predecessor Firstar Stellar Treasury Fund, which were similarly managed to the Firstar U.S. Treasury Money Market Fund, reorganized into the Firstar U.S.
Treasury Money Market Fund.  For the periods prior to           , 2000, the
                                                     ----------
financial information set forth below is that of the Predecessor Funds.

      Prior to March 1, 2000, investment advisory services for the Predecessor Funds of the Small Cap Core Equity and International Growth Funds were provided by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation. Prior to March 1, 2000, MVA was an indirect wholly-owned subsidiary of Mercantile Bancorporation, Inc. On September 17, 1999, Mercantile Bancorporation, Inc. merged into Firstar Corporation. Prior to April 1, 2000, investment advisory services for the Predecessor Funds of the U.S. Treasury Money Market Fund were provided by the Capital Management Division of Firstar Bank, N.A., also a subsidiary of the Firstar Corporation.

      In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive advisory fees otherwise payable by the Funds.

      For the fiscal years ended November 30, 1999, 1998 and 1997, MVA was paid advisory fees, after waivers, as follows:

                      Net Advisory Fees Paid (Waivers)
                      --------------------------------

Predecessor Mercantile Fun      1999              1998             1997
--------------------------      ----              ----             ----
Small Cap Core Equity Fund   $942,833(0)     $1,776,373(0)      $1,783,322
International Growth Fund  785,618(1,033)      731,113(0)     590,822(50,950)

      For the fiscal years ended November 30, 1999, 1998 and 1997, the Capital Management Division of Firstar Bank, N.A., was paid advisory fees, as follows:

                      Net Advisory Fees Paid (Waivers)
                      --------------------------------

 Predecessor Stellar Fund       1999              1998             1997
 -------------------------      ----              ----             ----
U.S. Treasury Money Market   $9,863,583        $6,734,607       $4,990,143
Fund

      FIRMCO is entitled to be paid contractual fees computed daily and paid monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:

                                     Amount            Amount
      Fund                       Before Waivers    After Waivers
      ----                       --------------    -------------
Small Cap Core Equity Fund           0.75%             0.74%
International Growth Fund            1.00%             0.94%
U.S. Treasury Money Market Fund      0.44%              N/A

      FIRMCO has contractually agreed to waive advisory fees and reimburse expenses for Retail A, Retail B, Y and Institutional Shares of the Small Cap Core Equity and International Growth Funds, and has agreed to waiver certain other fees and reimburse expenses for Retail A and Institutional Shares of the U.S. Treasury Money Market Fund until October 31, 2001.

      In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

      With regard to the International Growth Fund, under the Investment Advisory Agreements, the Adviser is authorized to delegate the responsibilities to another adviser. The Adviser has appointed Clay Finlay Inc. as Sub-Adviser to the International Growth Fund. The Sub-Adviser determines the securities to be purchased, retained or sold by the International Growth Fund. See "Sub-Adviser" below.

      Under the Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from the reckless disregard of its duties and obligations under the agreement.

      Sub-Adviser.  The International Growth Fund receives sub-advisory services
      -----------
 from Clay Finlay Inc. ("Clay Finlay"). Under the terms of the Sub-Advisory Agreement between the Adviser and Clay Finlay, Clay Finlay furnishes investment advisory and portfolio management services to the International Growth Fund with respect to its investments. Clay Finlay is responsible for decisions to buy and sell the International Growth fund's investments and all other transactions related to investment therein. Clay Finlay negotiates brokerage commissions and places orders of purchases and sales of the International Growth Fund's portfolio securities. During the term of the Sub-Advsiory Agreement, Clay Finlay will bear all expenses incurred by it in connection with its services under such agreement.

      For the services provided and expenses assumed pursuant to its sub-advisory agreement with FIRMCO, Clay Finlay receives from FIRMCO a fee, computed daily and payable monthly, at the annual rate of 0.75% of the first $50 million of the International Growth Fund's average daily net assets, plus 0.50% of the next $50 million of average daily net assets, plus 0.25% of average daily net assets in excess of $100 million. For the fiscal year ended November 30, 1999, Clay Finlay received sub-advisory fees at the effective annual rate of 0.67% of the International Growth Fund's average daily net assets. Clay Finlay bears all expenses incurred by it in connection with its services under the sub-advisory agreement.

      Pursuant to the Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of its obligations and duties thereunder, or loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser will not be subject to any liability to the Adviser, the International Growth Fund or the Company, or to any shareholder of the International Growth Fund or the Company, for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreements. See "Banking Laws and Regulations" below for information regarding certain banking laws and regulations and their applicability to the Sub-Adviser and services under the Sub-Advisory agreements.

     REGULATORY MATTERS.  Conflict of interest restrictions may apply to the
     ------------------
receipt of compensation paid pursuant to a Servicing Agreement by a Fund to a financial intermediary in connection with the investment of fiduciary funds in a Fund's Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

      Shares of the Funds are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Bank, N.A. or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Funds involves risks including possible loss of principal.

Administration and Distribution Services
----------------------------------------

      Firstar Mutual Fund Services, LLC serves as administrator (the "Administrator") to the Company. Under the Fund Administration Servicing Agreement, the Administrator has agreed to maintain office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareholder Organizations and Institutions; and generally assist in the Company's operations. The following administrative services are also provided by Firstar Mutual Fund Services, LLC: compile data for and prepare, with respect to the Company, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the SEC and current Shareholders; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual Reports to the Funds' shareholders and Registration Statements for the Funds; monitor the Funds' expense accruals and cause all appropriate expenses to be paid on proper authorization from the Funds; monitor the Funds' status as a regulated investment company under Subchapter M of the Code; maintain the Funds' fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Funds as set forth in the Prospectus and SAI.

     The Administrator is entitled to receive a fee for its administrative services, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion.
The Administrator may voluntarily waive all or a portion of its administrative fee from time to time. This waiver may be terminated at any time at the Administrator's discretion.

      Under the Fund Administration Servicing Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Agreement, except a loss resulting from willful misconduct, bad faith or negligence on the part of the Administrator in the performance of its duties.

      Firstar Trust Company became Co-Administrator to the Company on September 1, 1994, and assigned its rights and obligations to Firstar Mutual Fund Services, LLC on October 1, 1998. From January 1, 1995 until August 1, 2000, B.C. Ziegler and Company served as co-administrator to the Company (together the "Co-Administrators").

      Prior to January 1, 2000, BISYS Fund Services Ohio, Inc. ("BISYS Ohio") served as administrator to the Predecessor Funds of the Small Cap Core Equity and International Growth funds. Effective January 1, 2000, BISYS Ohio and Firstar Mutual Fund Services, LLC served as co-administrators of the Predecessor Funds.

      For the fiscal years ended November 30, 1999, 1998 and 1997, administrative fees, after waivers, were paid to BISYS Ohio as follows:


                     Net Administration Fees Paid (Waivers)
                    ---------------------------------------

Predecessor Mercantile Fund       1999               1998              1997
---------------------------       ----               ----              ----

Small Cap Core Equity Fund $125,715(125,710) $236,856(236,844) $237,783(237,775)
International Growth Fund   78,667(78,664)     73,113(73,109)    75,322(54,941)

     Prior to October 1, 1998, Federated Administrative Services ("Federated") served as administrators to the Predecessor Fund of the U.S. Treasury Money Market Fund. Edgewood Services, Inc. served as a sub-administrator to the Predecessor Fund. For its services, Edgewood is paid a fee by Firstar Mutual Fund Services, LLC and is not paid by the Fund. Effective October 1, 1998, Firstar Mutual Fund Services, LLC served as administrator to that Predecessor Fund.

     For the fiscal years ended November 30, 1999, 1998 and 1997, administration fees, after waivers, were paid to Firstar Mutual Fund Services, LLC and Federated as follows:

                        Net Administration Fees Paid
                       -----------------------------

                                         Firstar    Federated
                             Firstar     10/1/98-    12/1/97-   Federated
 Predecessor Stellar Fund      1999      11/30/98    9/30/98       1997
-------------------------      ----      --------    -------       ---

U.S. Treasury Money Market  $2,169,989   $290,973   $1,270,147   $922,287
Fund

      The Distributor, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides distribution services for the Company as described in the Funds' Prospectus pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of the Funds on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature.

      BISYS Fund Services Limited Partnership ("BISYS") served as the distributor of the Predecessor Mercantile Funds for the fiscal years ended November 30, 1999, 1998 and 1997. With respect to each Predecessor Mercantile Funds' class of shares corresponding to Institutional and Y Shares, no compensation was payable by the Funds to BISYS for distribution services. For the fiscal years ended November 30, 1999, 1998 and 1997, BISYS received front-end sales charges in connection with Retail A Shares (known as Investor A Shares with respect to the Predecessor Mercantile Funds) purchases as follows:
Predecessor Small Cap Equity Portfolio--$9,646, $26,651 and $33,777, respectively; and Predecessor International Equity Portfolio--$5,610, $9,765 and $18,258, respectively. Of these amounts, BISYS retained $1,347, $3,284 and $184, respectively, and FIRMCO and affiliates retained $2,518, $8,880 and $9,915, respectively, with respect to the Predecessor Mercantile Small Cap Equity Portfolio; and BISYS retained $682, $1,014 and $0, respectively, and FIRMCO and affiliates retained $1,662, $2,722 and $7,433, respectively, with respect to the Predecessor Mercantile International Equity Portfolio.

      For the fiscal years ended November 30, 1999, 1998 and 1997, BISYS received contingent deferred sales charges in connection with Retail B Shares (known as Investor B Shares with respect to the Predecessor Mercantile Funds) redemptions of the Predecessor Mercantile Funds as follows: Predecessor Mercantile Small Cap Equity Portfolio--$1,123, $9,898 and $12,870; and Predecessor Mercantile International Equity Portfolio--$1,791, $2,848 and $8,191.

      Prior to November 24, 2000, Edgewood Services, Inc. ("Edgewood") served as distributor to the Predecessor Stellar Treasury Fund. From October 1, 1998 to March 31, 1999, B.C. Ziegler & Company ("Ziegler") served as the distributor. Prior to October 1, 1998, Federated Securities Corp. ("Federated") served as distributor. No commissions were payable by the Predecessor Stellar Treasury Fund.

Shareholder Organizations
-------------------------

Retail A Shares

      As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with Shareholder Organizations providing for support and/or distribution services to customers of the Shareholder Organizations who are the beneficial owners of Retail A Shares of the Fund. Under the agreements, the Funds may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by their customers. Support services provided by Shareholder Organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, Shareholder Organizations, under the Distribution and Service Plan applicable to Retail A Shares, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail A Shares. All fees paid under these agreements are borne exclusively by the Funds' Retail A Shares.

     The Funds' arrangements with Shareholder Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan) for the Retail A Shares, which have been adopted by the Board of Directors.

Retail B Shares

     The Company has also adopted a Distribution and Service Plan pursuant to Rule 12b-1 and a Service Plan with respect to the Retail B Shares of the Funds. Under the Distribution and Service Plan, payments by the Company (i) for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets attributable to a Fund's outstanding Retail B Shares; and (ii) for shareholder liaison services may not exceed 0.25% (annualized), respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares. Under the separate Service Plan for the Retail B Shares, payments by the Company for shareholder administrative support services may not exceed 0.25% (annualized) of the average daily net assets attributable to each Fund's outstanding Retail B Shares.

      Because the Distribution and Service Plans contemplate the provision of services related to the distribution of Retail A and Retail B Shares (in addition to support services), those Plans have been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements under the Plans and the purposes for which the expenditures were made. In addition, the arrangements must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds (as defined in the 1940
Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

Y Shares

      As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with Shareholder Organizations providing for support services to customers of the Shareholder Organizations who are the beneficial owners of Y Shares of the Fund. Under the agreements, the Funds may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Y Shares beneficially owned by their customers. Support services provided by Shareholder Organizations under their Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Funds. All fees paid under these agreements are borne exclusively by the Funds' Y Shares.

      The Funds believe that there is a reasonable likelihood that their arrangements with Shareholder Organizations will benefit each Fund and the holders of Retail A, Retail B and Y Shares as a way of allowing Shareholder Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareholder Organization who own Retail A, Retail B or Y Shares. Any material amendment to the arrangements with Shareholder Organizations under other agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding Retail A or Retail B Shares of the Fund involved.
So long as the Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Directors.

     Under the terms of their agreement with Firstar, Shareholder Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. In addition, investors should contact their Shareholder Organizations with respect to the availability of shareholder services and the particular Shareholder Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareholder Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareholder Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareholder Organization.

     The Predecessor Mercantile Funds had adopted separate Distribution and Service Plans with respect to Retail A and B Shares (known as Investor A and B Shares, respectively, with respect to the Predecessor Mercantile Funds) pursuant to the 1940 Act and Rule 12b-1 thereunder. The Predecessor Mercantile Funds also had adopted separate Administrative Service Plans with respect to Institutional and Y Shares (known as Trust and Institutional Shares, respectively, with respect to the Predecessor Mercantile Funds).

     For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Retail A Shares, the Predecessor Mercantile Funds were charged the following amounts:

                                                      Amounts Paid to
Predecessor Mercantile Fund       Total Charged      Affiliates of MVA
---------------------------       -------------     ------------------

Predecessor Mercantile Small Cap     $29,020              $14,535
Equity Portfolio
Predecessor Mercantile               $9,815               $2,656
International Equity Portfolio

     For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Retail B Shares, the Predecessor Mercantile Funds were charged the following amounts:
                                                       Amounts Paid
Predecessor Mercantile Fund       Total Charged           to MVA
---------------------------       -------------           ------

Predecessor Mercantile Small Cap     $11,769              $8,455
Equity Portfolio
Predecessor Mercantile               $6,570               $4,838
International Equity Portfolio

     For the fiscal year ended November 30, 1999, pursuant to the Administrative Services Plan for the Y Shares, the Predecessor Mercantile Funds paid the following amounts:
                                                      Amounts Paid to
Predecessor Mercantile Fund       Total Charged      Affiliates of MVA
---------------------------       -------------      -----------------

Predecessor Mercantile Small Cap     $25,532              $25,450
Equity Portfolio
Predecessor Mercantile               $27,419              $27,139
International Equity Portfolio

     For the fiscal year ended November 30, 1999, pursuant to the Administrative Services Plan for Institutional Shares, no fees were charged to the Predecessor Mercantile Funds.

     Firstar Stellar Funds adopted a Distribution and Service Plan, on behalf of the Predecessor Stellar Treasury Fund, with respect to Retail A Shares (known as Class C Shares with respect to the Predecessor Stellar Treasury Fund) pursuant to the 1940 Act and Rule 12b-1 thereunder.

     For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Retail A Shares, the Predecessor Stellar Treasury Fund was charged the following amounts: $668,817 was paid to Edgewood Services, Inc. for the period April 1, 1999 to November 30, 1999; and $251,336 was paid to B.C. Ziegler and Company for the period December 1, 1998 to March 31, 1999.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

      Firstar Bank, N.A. serves as custodian of all the Funds' assets. Under the Custody Agreement, Firstar Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Bank, N.A. is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, and 0.01% of the Company's next $1 billion and 0.005% on the balance. In addition, Firstar Bank, N.A., as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

      Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for each Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services related to the Small Cap Core Equity and International Growth Funds, Firstar Mutual Fund Services, LLC is entitled to receive a fee at the rate of $15.00 per shareholder account with an annual minimum of $24,000 per Fund, plus a 0.01% asset-based fee, and certain other transaction charges and reimbursement for expenses. For its transfer agency and dividend disbursing services related to the U.S. Treasury Money Market Fund, Firstar Mutual Fund Services, LLC is entitled to receive a fee at the rate of $20.00 per shareholder account with an annual minimum of $12,000, plus a 0.01% asset-based fee, and certain other transaction charges and reimbursement for expenses.

      In addition, all of the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, at the following annual rates of the market value of each Fund's assets: Small Cap Core Equity Fund -- $45,000 on the first $100 million, 0.01875% on the next $200 million, 0.01125% on the balance, plus out-of-pocket expenses, including pricing expenses; International Growth Fund -- $58,500 on the first $100 million, 0.03% on the next $200 million, 0.015% on the balance, plus out-of-pocket expenses, including pricing expenses; and U.S. Treasury Money Market Fund -- $39,000 on the first $100 million, 0.01% on the next $200 million and 0.005% on the balance, plus out-of-pocket expenses, including pricing expenses.

     Effective March 20, 2000, Firstar Mutual Fund Services, LLC, with principal offices at 615 E. Michigan Street, Milwaukee, WI 53202, served as the Predecessor Mercantile Funds' transfer agent and dividend disbursing agent. Prior to March 20, 2000, BISYS Fund Services Ohio, Inc., ("BISYS") located at 3435 Stelzer Road, Columbus, Ohio 43219, served as the Fund's transfer agent and dividend disbursing agent.

EXPENSES

      Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities and qualification fees, advisory fees, administrative fees, Shareholder Organization fees (Retail A, Retail B and Y Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and meetings, membership fees in the Investment Company Institute, and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     PricewaterhouseCoopers, LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 serve as auditors for the Company.

     The Company's Annual Report to Shareholders with respect to the Predecessor Mercantile Funds for the fiscal year ended November 30, 1999 was audited by KPMG LLP and has been filed with the SEC and the unaudited Semi-Annual Report for the Predecessor Mercantile Funds has been filed with the SEC. The financial Statements and notes thereto in the Annual Report and Report of Independent Accountants in such Annual Report are incorporated herein by reference in reliance upon such report given upon the authority of KPMG LLP as experts in accounting and auditing. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report, as well as the unaudited financial statements included in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.

     The Company's Annual Report to Shareholders with respect to the Predecessor Stellar Funds for the fiscal year ended November 30, 1999 has been audited by Arthur Andersen LLP and has been filed with the SEC and the Semi-Annual Report for the Predecessor Stellar Funds has been filed with the SEC. The audited financial statements and financial highlights incorporated by reference in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing. The financial statements, notes thereto, and report of Independent Accountants in such Annual Report, as well as the unaudited financial statements included in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.

COUNSEL

      Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996, serve as counsel to the Company and will pass upon the legality of the shares offered by the Funds' Prospectus.

                                 CODE OF ETHICS

      The Company, Adviser and Distributor have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

PERFORMANCE CALCULATIONS

      From time to time, the total return of the Retail A Shares, Retail B Shares, Institutional Shares and Y Shares of each Fund and the yields of Retail A and Institutional Shares of the U.S. Treasury Money Market Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Firstar Funds Center at 1-800-677-FUND.

Yield Calculations
------------------

              From time to time the U.S. Treasury Money Market Fund may quote its "yield" and "effective yield," in advertisements or in communications to shareholders. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "yield" and "effective yield" of each Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each Fund is computed separately by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The fees which may be imposed by financial intermediaries directly on their customers for cash management services are not reflected in the Company's calculations of yields for the Funds.

     The current yield for the U.S. Treasury Money Market Fund may be obtained by calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND. For the seven-day period ended August 31, 2000, the annualized yield of the U.S. Treasury Money Market Fund was 5.47%. For the seven-day period ended August 31, 2000, the effective yield of the U.S. Treasury Money Market Fund was 5.62%.

Total Return Calculations.
--------------------------

      Each Fund computes "average annual total return" separately for its Retail A, Retail B, Institutional and Y Shares. Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. This is computed by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                        P(1 + T)n  = ERV

                  Where: T =  average annual total return.

                      ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                        P =   hypothetical initial payment of $1,000.

                        n = period covered by the computation, expressed in terms of years.

      The Funds may compute aggregate total return, which reflects the total percentage change in value over the measuring period. The Funds compute their aggregate total returns separately for the Retail A, Retail B, Y and Institutional Series, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

     Aggregate Total Return = [(ERV/P) - l]

      The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return reflect the deduction of the 5.50% maximum front end sales charge for the Small Cap Core Equity and International Growth Funds in connection with the purchase of Retail A Shares and the maximum sales load charged in connection with redemptions of Retail B Shares (5.00%). The Funds may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.

      The total return and yield of a Fund's Shares may be compared in publications to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices, to rankings, or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the total return and yield, as appropriate, of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. The total return of the Small Cap Core Equity and International Growth Funds' shares may be compared to the Lehman Brothers Government/Corporate Total Index; S&P 500 Index; the S&P MidCap 400 Index; the S&P Small Cap 600 Index; Morgan Stanley REIT Index; NAREIT Index Lipper Growth & Income Average; the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of all domestic equity issues which are traded over the national exchanges; the Russell 1000 Value Index; Russell 2000 Index; the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; the Russell MidCap; the Wilshire Next 1750 Index; the Wilshire MidCap 750 Index; the EAFE Index; and the Consumer Price Index. The yield of the U.S. Treasury Money Market Fund may be compared to Donoghue's Government Money Fund Average. Total return data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

      Performance quotations represent past performance, and should not be considered as representative of future results. Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. The investment return and principal value of an investment in a Fund's series of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's series of shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of total return and will reduce the total return received by the accounts.

      In addition, a non- Money Market Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales charge in connection with the purchase of Retail A Shares and the deduction of any applicable contingent deferred sales charge with respect to Retail B Shares.

      The following are the average annual total returns for shares of the Small Cap Core Equity Fund, International Growth Fund and U.S. Treasury Money Market Fund from the date of each Fund's inception through May 31, 2000. These returns are based on the returns of the Predecessor Mercantile Small Cap Equity Portfolio, Predecessor Mercantile International Equity Portfolio and Predecessor Stellar Treasury Fund, respectively. The Small Cap Core Equity and International Growth Funds' Retail A, Retail B, Y and Institutional Shares are the corresponding classes for the Predecessor Mercantile Fund's Investor A, Investor B, Institutional and Trust Shares, respectively. The U.S. Treasury Money Market Fund's Retail A and Institutional Shares are the corresponding classes for the Predecessor Stellar Fund's Class C and Class Y Shares, respectively.

                                 AVERAGE ANNUAL TOTAL RETURN
                                 ---------------------------

                          FOR THE
                           YEAR     FOR THE 5    FOR THE 10
                           ENDED  YEARS ENDED  YEARS ENDED  COMMENCEMENT
FUND                     5/31/00    5/31/00      5/31/00   OF OPERATIONS
----                     -------    -------      -------   -------------
Small Cap Core Equity
Fund Institutional
Shares<F1>                33.20%    11.15%                     13.78%
   Y Shares<F2>           32.85%    10.82%                     10.82%
   Retail A Shares<F3>    25.52%     9.56%                     12.74%
   Retail B Shares<F4>    26.99%     9.78%                     11.13%
International Growth
Fund
   Institutional
     Shares<F5>           40.15%    15.75%                     12.79%
   Y Shares<F6>           39.68%    15.39%                     12.68%
   Retail A Shares<F7>    32.02%    14.12%                     11.37%
   Retail B Shares<F4>    33.63%    14.34%                     14.83%


                                 AVERAGE ANNUAL TOTAL RETURN
                                 ---------------------------

                         FOR THE
                         PERIOD    FOR THE 5   FOR THE 10      SINCE
                          ENDED   YEARS ENDED  YEARS ENDED  COMMENCEMENT
FUND                     5/31/00    5/31/00      5/31/00   OF OPERATIONS
----                     -------    -------      -------   -------------
U.S. Treasury Money
Market Fund
   Institutional
   Shares<F8>             4.62%
   Retail A Shares<F9>    4.46%       4.67%        4.47%         4.85%

--------------------
1    Commenced operations on May 6, 1992.
2    Commenced operations on January 3, 1994.
3    Initial public offering commenced May 6, 1992.
4    Date of initial public investment on March 6, 1995.
5    Commenced operations on April 4, 1994.
6    Date of initial public investment on April 24, 1994.
7    Commenced operations on May 2, 1994.
8    Commenced operations on March 25, 1997.
9    Commenced operations on April 15, 1989.

     The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Funds may also include discussions or illustrations of the potential goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to market, economic, trade and interest trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills, and shares of a Fund. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.

MISCELLANEOUS

      As used in this SAI and in the Funds' Prospectus, a majority of the outstanding shares of a Fund or portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the lesser of: (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such Fund or portfolio.

      As of August 31, 2000, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: [NOTE: 5% SHAREHOLDER INFORMATION SHOULD BE ESTIMATED FOR THE POST-REORGANIZATION OWNERSHIP OF THE FUNDS]
-------------------

Fund                            Percentage Owned
----                            ----------------
Money Market                            14%
Institutional Money Market              83%
Tax-Exempt Money Market                 68%
U.S. Treasury Money Market              46%
U.S. Government Money Market            82%
Short-Term Bond Market                  68%
Intermediate Bond Market                90%
Bond IMMDEXTM                           75%
Tax-Exempt Intermediate Bond            84%
Balanced Income                         83%
Balanced Growth                         71%
Growth and Income                       68%
Equity Index                            76%
Growth                                  84%
Special Growth                          77%
MidCap Index                            98%
Emerging Growth                         94%
MicroCap                                83%
Core International Equity              100%
International Equity                    88%

At such date, no other person was known by the Company to hold of record or beneficially 5 % or more of the outstanding shares of any investment portfolios of the Company.


      APPENDIX A


COMMERCIAL PAPER RATINGS
------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+"to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

     Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

     "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earn-ings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.
     -  'NR' indicates the Fitch does not rate the issuer or issue in question.
     - 'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
     - RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

     "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated

Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

             ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED
                                    OPTIONS


      As stated in the Prospectus, certain of the Funds may enter into futures contracts and options for hedging or other purposes. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts
     -------------------------------

     Use of Interest Rate Futures Contracts.  Bond prices are established in
     --------------------------------------
 both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      A Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

      Description of Interest Rate Futures Contracts.  An interest rate futures
      ----------------------------------------------
 contract sale would create an obligation by a Fund as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the

Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper.
 A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

      Examples of Futures Contract Sale.  A Fund would engage in an interest
      ----------------------------------
 rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund's portfolio tends to move in concert with the futures market prices of long-term U.S. Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the

 Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

      In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

      The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

      If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

      Examples of Futures Contract Purchase.  A Fund  might engage in an
      -------------------------------------
 interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investment in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the fund may purchase.

      For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

      The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

      If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

      In each transaction, expenses would also be incurred.

II.  Index Futures Contracts.
     ------------------------

      A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

      A Fund may sell index futures contracts as set forth in the Prospectus. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase index futures contracts. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

               ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge
                  Objective:  Protect Against Increasing Price

               Portfolio                        Futures
               ---------                        -------

                             -Day Hedge is Placed-

       Anticipate Buying $62,500     Buying 1 Index Futures at 125

            Equity Portfolio       Value of Futures=$62,500/Contract

                             -Day Hedge is Lifted-

       Buy Equity Portfolio with      Sell 1 Index Futures at 130
         Actual Cost = $65,000    Value of Futures = $65,000/Contract

  Increase in Purchase Price = $2,500   Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

               Portfolio                        Futures
               ---------                        -------

                             -Day Hedge is Placed-

     Anticipate Selling $1,000,000    Sell 16 Index Futures at 125
            Equity Portfolio         Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

         Equity Portfolio - Own       Buy 16 Index Futures at 120
      Stock with Value = $960,000     Value of Futures = $960,000

   Loss in Portfolio Value = $40,000   Gain on Futures = $40,000


If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

               Portfolio                        Futures
               ---------                        -------

                             -Day Hedge is Placed-

       Anticipate Buying $62,500     Buying 1 Index Futures at 125

            Equity Portfolio       Value of Futures=$62,500/Contract


               Portfolio                              Futures
               ---------                              -------

                             -Day Hedge is Lifted-

       Buy Equity Portfolio with            Sell 1 Index Futures at 120
         Actual Cost - $60,000          Value of Futures = $60,000/Contract
  Decrease in Purchase Price = $2,500         Loss on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

               Portfolio                        Futures
               ---------                        -------

                             -Day Hedge is Placed-

     Anticipate Selling $1,000,000    Sell 16 Index Futures at 125
            Equity Portfolio         Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

         Equity Portfolio - Own       Buy 16 Index Futures at 130
     Stock with Value = $1,040,000   Value of Futures = $1,040,000
   Gain in Portfolio Value = $40,000   Loss on Futures = $40,000

III. Futures Contracts on Foreign Currencies
     ---------------------------------------

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the International Equity Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.
     ---------------

      Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser and, where applicable, the Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts.
     ------------------------------------------

      There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.
 To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser and, where applicable, Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Successful use of futures by a Fund is also subject to the Adviser's or, where applicable, the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts.
     ----------------------------

      A Fund may purchase options on the futures contracts described above and, if permitted by its investment objective and policies, may also write options on futures contracts. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or write call options on futures contracts rather than sell futures contracts.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.
     ----------------------------

      Accounting for futures contracts and options will be in accordance with accounting principles generally accepted in the United States of America.

     The tax principles applicable to futures contracts and options are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.



                          PART C.  OTHER INFORMATION

   Item 23.    Exhibits.

        (a)    (1)    Articles of Incorporation filed February 19, 1988 is
                      incorporated by reference to Exhibit (1)(a) to Post-
                      Effective Amendment No. 28 to the Registration Statement, filed February 15, 1996 ("Post-Effective Amendment No.
                      28").

               (2) Amendment No. 1 to the Articles of Incorporation filed June 30, 1989 is incorporated by reference to Exhibit
                      (1)(b) to Post-Effective Amendment No. 28.

               (3) Amendment No. 2 to the Articles of Incorporation filed June 30, 1989 is incorporated by reference to Exhibit
                      (1)(c) to Post-Effective Amendment No. 28.

               (4) Amendment No. 3 to the Articles of Incorporation filed November 12, 1991 is incorporated by reference to Exhibit
                      (1)(d) to Post-Effective Amendment No. 28.

               (5) Amendment No. 4 to the Articles of Incorporation filed August 18, 1992 is incorporated by reference to Exhibit
                      (1)(e) to Post-Effective Amendment No. 28.

               (6) Amendment No. 5 to the Articles of Incorporation filed October 23, 1992 is incorporated by reference to Exhibit
                      (1)(f) to Post-Effective Amendment No. 28.

               (7) Amendment No. 6 to the Articles of Incorporation filed January 26, 1993 is incorporated by reference to Exhibit
                      (1)(g) to Post-Effective Amendment No. 28.

               (8) Amendment No. 7 to the Articles of Incorporation filed February 10, 1994 is incorporated by reference to Exhibit
                      (1)(h) to Post-Effective Amendment No. 28.

               (9) Amendment No. 8 to the Articles of Incorporation filed December 29, 1994 is incorporated by reference to Exhibit
                      (1)(i) to Post-Effective Amendment No. 28.

               (10) Amendment No. 9 to the Articles of Incorporation filed July 20, 1995 is incorporated by reference to Exhibit
                      (1)(j) to Post-Effective Amendment No. 28.

               (11) Amendment No. 10 to the Articles of Incorporation filed November 10, 1995 is incorporated by reference to Exhibit
                      (1)(k) to Post-Effective Amendment No. 28.

               (12) Amendment No. 11 to Articles of Incorporation filed July 21, 1997 with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (1)(l) to Post-Effective Amendment No. 32.

               (13) Amendment No. 12 to Articles of Incorporation filed January 12, 1998 with respect to change of name to Firstar Funds, Inc. is incorporated by reference to Exhibit (1)(m) to Post-Effective Amendment No. 34.

               (14) Amendment No. 13 to Articles of Incorporation filed February 17, 1999 with respect to Retail B Shares is incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 36.

               (15) Amendment No. 14 to Articles of Incorporation filed October 15, 1999 with respect to Core International Equity Fund is incorporated by reference to Exhibit
                      (a)(15) to Post-Effective Amendment No. 38.

               (16) Amendment No. 15 to Articles of Incorporation filed October 15, 1999 with respect to MidCap Index Fund is incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 38.

               (17) Amendment No. 16 to Articles of Incorporation filed July 12, 2000 with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 42.

               (18) Amendment No. 17 to Articles of Incorporation filed August 14, 2000 with respect to the Aggregate Bond Fund, National Municipal Bond Fund and U.S. Government Securities Fund is incorporated by reference to Exhibit
                      (a)(18) to Post-Effective Amendment No. 42.

               (19) Amendment No. 18 to Articles of Incorporation filed August 14, 2000 with respect to Y Shares is incorporated by reference to Exhibit (a)(19) to Post-Effective Amendment No. 42.

               (20) Form of Amendment No. 19 to Articles of Incorporation with respect to the Select Money Market Fund is incorporated by reference to Exhibit (a)(20) to Post-Effective Amendment No. 45.

               (21) Form of Amendment No. 20 to Articles of Incorporation with respect to the Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Missouri Tax-Exempt Bond Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is incorporated by reference to Exhibit (a)(21) to Post-Effective Amendment No. 45.

        (b)    (1)    Registrant's By-laws dated September 9, 1988 are
                      incorporated by reference to Exhibit (2)(a) to Post-
                      Effective Amendment No. 28.

               (2) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 23, 1990 is incorporated by reference to Exhibit (2)(b) to Post-Effective Amendment No. 28.

               (3) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 15, 1991 is incorporated by reference to Exhibit (2)(c) to Post-Effective Amendment No. 28.

               (4) Amendment to By-Laws as approved by the Registrant's Board of Directors on June 21, 1991 is incorporated by reference to Exhibit (2)(d) to Post-Effective Amendment No. 28.

        (c)    (1)    See Articles V and VII of the Articles of Incorporation
                      which are included as Exhibit (a)(14) and incorporated by reference to Exhibits (1)(a) and (1)(i) to Post-Effective
                      Amendment No. 28 and Article II, Sections 1, 9 and 10 of
                      Article III, Sections 1, 2 and 3 of Article V and Section
                      II of Article VII of the By-laws which are incorporated by reference to Exhibits 2(a)-2(d) of Post-Effective
                      Amendment No. 28.

        (d)    (1)    Investment Advisory Agreement between Registrant and
                      First Wisconsin Trust Company dated August 29, 1991 with respect to the Money Market Fund, U.S. Government Money
                      Market Fund, Tax-Exempt Money Market Fund, Income and
                      Growth Fund, Short-Intermediate Fixed Income Fund,
                      Special Growth Fund, Bond IMMDEXO Fund, Equity Index
                      Fund, Institutional Money Market Fund and U.S. Federal
                      Money Market Fund is incorporated by reference to Exhibit
                      (5)(a) to Post-Effective Amendment No. 28.

               (2) Assumption and Guarantee Agreement between First Wisconsin Trust Company and First Wisconsin Asset Management dated February 3, 1992 is incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 28.

               (3) Investment Advisory Agreement between Registrant and First Wisconsin Asset Management dated March 27, 1992 with respect to the Balanced Fund is incorporated by reference to Exhibit (5)(c) to Post-Effective Amendment No. 28.

               (4) Addendum No. 1 dated December 27, 1992 to Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the Growth Fund (formerly the MidCore Growth Fund) and Intermediate Bond Market Fund is incorporated by reference to Exhibit (5)(d) to Post-Effective Amendment No. 28.

               (5) Addendum No. 2 dated February 5, 1993, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (5)(e) to Post-Effective Amendment No. 28.

               (6) Assumption and Guarantee Agreement between Firstar Trust Company and Firstar Investment Research and Management Company dated June 17, 1993 with respect to the Income and Growth Fund is incorporated by reference to Exhibit
                      (5)(f) to Post-Effective Amendment No. 28.

               (7) Addendum No. 3 dated September 2, 1997, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the International Equity Fund is incorporated by reference to Exhibit (5)(g) to Post-Effective Amendment No. 32.

               (8) Amended and Restated Sub-Advisory Agreement among Firstar Investment Research and Management Company, the Registrant and Hansberger Global Investors, Inc. dated June 15, 1997 with respect to the International Equity Fund is incorporated by reference to Exhibit (5)(h) to Post-Effective Amendment No. 32.

               (9) Addendum No. 4 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the MicroCap Fund is incorporated by reference to Exhibit
                      (5)(i) to Post-Effective Amendment No. 28.

               (10) Addendum No. 6 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company dated December 1, 1997 with respect to the Balanced Income Fund is incorporated by reference to Exhibit (5)(j) to Post-Effective Amendment No. 34.

               (11) Addendum No. 5 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company dated as of August 15, 1997 with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (5)(k) to Post-Effective Amendment No. 32.

               (12) Investment Sub-Advisory Agreement among the Registrant, Firstar Investment Research & Management Company, LLC and The Glenmede Trust Company dated November 1, 1999 with respect to the Core International Equity Fund is incorporated by reference to Exhibit (d)(12) to Post-Effective Amendment No. 38.

               (13) Investment Sub-Advisory Agreement dated September 1, 2000 among the Registrant, Firstar Investment Research & Management Company, LLC and Glenmede Advisers Inc. with respect to the Core International Equity Fund is incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 45.

               (14) Addendum No. 7 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company, LLC dated November 1, 1999 with respect to the Core International Equity Fund is incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 38.

               (15) Addendum No. 8 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company, LLC dated November 1, 1999 with respect to the MidCap Index Fund is incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 38.

               (16) Form of Addendum No. 9 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company, LLC, with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (d)(15) to Post-Effective Amendment No. 39.

               (17) Form of Addendum No. 11 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company, LLC with respect to the Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is incorporated by reference to Exhibit (d)(16) to Post-Effective Amendment No. 40.

               (18) Form of Investment Sub-Advisory Agreement among the Registrant, Firstar Investment Research & Management Company, LLC and Conning Asset Management Company. with respect to the Conning Money Market Fund is incorporated by reference to Exhibit (d)(18) to Post-Effective Amendment No. 45.

               (19) Form of Addendum No. 10 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company, LLC, with respect to the Select Money Market Fund incorporated by reference to Exhibit (d)(19) to Post-Effective Amendment No. 45.

               (20) Form of Addendum No. 12 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Compant, LLC, with respect to the Conning Money Market Fund is incorporated by reference to Exhibit (d)(20) to Post-Effective Amendment No. 45.

        (e)    (1)    Distribution Agreement between Registrant, Firstar
                      Investment Research & Management Company, LLC, and Quasar
                      Distributors, LLC with respect to the Institutional Money
                      Market Fund, Money Market Fund, U.S. Treasury Money
                      Market Fund, U.S. Government Fund, Tax-Exempt Money
                      Market Fund, Short-Term Bond Market Fund, Intermediate
                      Bond Market Fund, Bond IMMDEX/TM Fund, Tax-Exempt
                      Intermediate Bond Fund, Balanced Income Fund, Balanced
                      Growth Fund, Growth and Income Fund, Equity Index Fund,
                      Growth Fund, MidCap Index Fund, Special Growth Fund,
                      Emerging Growth Fund, MicroCap Fund, Small Cap Aggressive
                      Growth Fund, Core International Equity Fund and
                      International Equity Fund is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 42.

               (2) Form of Addendum No. 1 to the Distribution Agreement with respect to the Select Money Market Fund, Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Securities Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 45.

        (f) Deferred Compensation Plan dated September 16, 1994 and Deferred Compensation Agreement between Registrant and its Directors is incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 28.

        (g)    (1)    Custodian Agreement between Registrant and First
                      Wisconsin Trust Company dated July 29, 1988 is incorporated by reference to Exhibit (8)(a) to Post-
                      Effective Amendment No. 28.

               (2) Letter dated December 28, 1989 with respect to the Custodian Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 28.

               (3) Revised Mutual Fund Custodial Agent Service Annual Fee Schedule dated March 1, 1997 to the Custodian Agreement with respect to the Money Market Fund, U.S. Government Money Market Fund, Intermediate Bond Market Fund, Bond IMMDEXO Fund, Growth and Income Fund, MidCore Growth Fund, MicroCap Fund, Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, Short-Term Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Balanced Fund, Equity Index Fund, Special Growth Fund and International Equity Fund is incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 34.

               (4) Amendment dated May 1, 1990 to the Custodian Agreement between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (8)(d) to Post-Effective Amendment No. 28.

               (5) Letter dated April 19, 1991 with respect to the Custodian Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (8)(e) to Post-Effective Amendment No. 28.

               (6) Letter dated March 27, 1992 with respect to the Custodian Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (8)(f) to Post-Effective Amendment No. 28.

               (7) Letter dated December 27, 1992 with respect to the Custodian Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth
                      Fund) is incorporated by reference to Exhibit (8)(g) to Post-Effective Amendment No. 28.

               (8) Letter dated February 5, 1993 with respect to the Custodian Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (8)(h) to Post-Effective Amendment No. 28.

               (9) Letter Agreement with respect to the Custodian Agreement dated as of September 2, 1997 with respect to the International Equity Fund is incorporated by reference to Exhibit No. (8)(i) to Post-Effective Amendment No. 32.

               (10) Letter Agreement dated August 1, 1995 with respect to the Custodian Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit No. (8)(j) to Post-Effective Amendment No. 28.

               (11) Letter Agreement with respect to the Custodian Agreement with respect to the Balanced Income Fund dated December 1, 1997 is incorporated by reference to Exhibit (8)(k) to Post-Effective Amendment No. 34.

               (12) Letter Agreement with respect to the Custodian Agreement with respect to the Emerging Growth Fund dated as of March 1, 1997 is incorporated by reference to Exhibit
                      (8)(l) to Post-Effective Amendment No. 34.

               (13) Foreign Custodian Monitoring Agreement between Registrant and Firstar Investment Research and Management Company, LLC, dated June 13, 1997 with respect to the International Equity Fund is incorporated by reference to
                      Exhibit 8(m) to Post-Effective Amendment No. 32.

               (14) Assignment dated October 1, 1998 of Custodian Agreement between Registrant and Firstar Trust Company, dated as of July 29, 1988 to Firstar Bank Milwaukee, N.A. is incorporated by reference to Exhibit (g)(14) to Post-Effective Amendment No. 36.

               (15) Letter Agreement dated November 1, 1999 with respect to the Custodian Agreement between the Registrant and Firstar Bank Milwaukee, N. A. with respect to the Core International Equity Fund is incorporated by reference to Exhibit (g)(15) to Post-Effective Amendment No. 38.

               (14) Letter Agreement dated November 1, 1999 with respect to the Custodian Agreement between the Registrant and Firstar Bank Milwaukee, N.A. with respect to the MidCap Index Fund is incorporated by reference to Exhibit
                      (g)(16) to Post-Effective Amendment No. 38.

               (15) Global Custody Agreement dated November 3, 1999 between Registrant and Chase Manhattan Bank with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (g)(17) to Post-Effective Amendment No. 39.

               (16) Form of Letter Agreement with respect to the Custodian Agreement between the Registrant and Firstar Bank, N.A., (formerly Firstar Bank Milwaukee, N.A.), with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (g)(18) to Post-Effective Amendment No. 39.

               (17)   Intentionally left blank.

               (18)   Intentionally left blank.

               (19) Form of Letter Agreement with respect to the Custodian Agreement between Registrant and Firstar Bank, N.A. (formerly Firstar Bank Milwaukee, N.A.) with respect to the Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Securities Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is incorporated by reference to Exhibit (g)(19) to Post-Effective Amendment No. 40.

               (20) Form of Letter Agreement with respect to the Custodian Agreement between the Registrant and Firstar Bank, N.A., (formerly Firstar Bank Milwaukee, N.A.), with respect to the Select Money Market Fund is incorporated by reference to Exhibit (g)(20) to Post-Effective Amendment No. 45.

        (h)    (1)    Fund Administration Servicing Agreement between
                      Registrant and Firstar Mutual Fund Services, LLC with respect to the Institutional Money Market Fund, Money
                      Market Fund, U.S. Treasury Money Market Fund, U.S.
                      Government Fund, Tax-Exempt Money Market Fund, Short-Term
                      Bond Market Fund, Intermediate Bond Market Fund, Bond
                      IMMDEX/TM Fund, Tax-Exempt Intermediate Bond Fund,
                      Balanced Income Fund, Balanced Growth Fund, Growth and
                      Income Fund, Equity Index Fund, Growth Fund, MidCap Index
                      Fund, Special Growth Fund, Emerging Growth Fund, MicroCap
                      Fund, Small Cap Aggressive Growth Fund, Core International
                      Equity Fund and International Equity Fund is incorporated by reference to Exhibit (h)(1) to Post-Effective
                      Amendment No. 42.

               (2) Fund Accounting Servicing Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(d) to Post-Effective Amendment No. 28.

               (3) Letter dated July 29, 1988 with respect to the Fund Accounting Servicing Agreement is incorporated by reference to Exhibit (9)(e) to Post-Effective Amendment No. 28.

               (4) Letter dated December 28, 1989 with respect to the Fund Accounting Servicing Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (9)(f) to Post-Effective Amendment No. 28.

               (5) Letter dated April 19, 1991 with respect to the Fund Accounting Servicing Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit
                      (9)(g) to Post-Effective Amendment No. 28.

               (6) Letter dated March 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit
                      (9)(h) to Post-Effective Amendment No. 28.

               (7) Letter dated December 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth Fund) is incorporated by reference to Exhibit (9)(i) to Post-Effective Amendment No. 28.

               (8) Letter dated February 5, 1993 with respect to the Fund Accounting Servicing Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (9)(j) to Post-Effective Amendment No. 29.

               (9) Revised Fund Valuation and Accounting Fee Schedule dated January 1, 2000 to the Fund Accounting Servicing Agreement with respect to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEXTM Fund, Tax-Exempt Intermediate Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Index Fund, Growth Fund, MidCap Index Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund, Core International Equity Fund and International Equity Fund is incorporated by reference to Exhibit (h)(11) to Post-Effective Amendment No. 38.

               (10) Form of Addendum No. 1 to the Administration Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the Select Money Market Fund, Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Securities Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 45.

               (11)   Intentionally left blank.

               (12) Letter Agreement dated August 1, 1995 with respect to the Fund Accounting Servicing Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit
                      (9)(n) to Post-Effective Amendment No. 28.

               (13) Letter Agreement with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Income Fund dated December 1, 1990 is incorporated by reference to Exhibit (9)(o) to Post-Effective Amendment No. 34.

               (14) Shareholder Servicing Agent Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(p) to Post-Effective Amendment No. 28.

               (15) Letter dated July 29, 1988 with respect to Shareholder Servicing Agent Agreement is incorporated by reference to Exhibit (9)(q) to Post-Effective Amendment No. 28.

               (16) Letter dated December 28, 1989 with respect to the Shareholder Servicing Agent Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit
                      (9)(r) to Post-Effective Amendment No. 28.

               (17) Letter dated April 23, 1991 with respect to the Shareholder Servicing Agent Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit
                      (9)(s) to Post-Effective Amendment No. 28.

               (18) Letter dated March 27, 1992 with respect to the Shareholder Servicing Agent Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit
                      (9)(t) to Post-Effective Amendment No. 28.

               (19) Letter dated December 27, 1992 with respect to the Shareholder Servicing Agent Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth Fund) is incorporated by reference to Exhibit (9)(u) to Post-Effective Amendment No. 28.

               (20) Letter dated February 5, 1993 with respect to the Shareholder Servicing Agent Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (9)(v) to Post-Effective Amendment No. 29.

               (21) Letter dated April 26, 1994 with respect to the Shareholder Servicing Agent Agreement with respect to the International Equity Fund is incorporated by reference to Exhibit (9)(w) to Post-Effective Amendment No. 28.

               (22) Amendment dated May 1, 1990 to the Shareholder Servicing Agent Agreement between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit
                      (9)(x) to Post-Effective Amendment No. 28.

               (23) Letter Agreement dated August 1, 1995 with respect to the Shareholder Servicing Agent Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit
                      (9)(y) to Post-Effective Amendment No. 28.

               (24) Letter with respect to Shareholder Servicing Agent Agreement with respect to the Balanced Income Fund dated December 1, 1997 is incorporated by reference to Exhibit
                      (9)(z) to Post-Effective Amendment No. 34.

               (25) Plan of Reorganization is incorporated by reference to Exhibit (9)(aa) to Post-Effective Amendment No. 28.

               (26) Purchase and Assumption Agreement dated February 22, 1988 is incorporated by reference to Exhibit (9)(ab) to Post-Effective Amendment No. 28.

               (27) Letter Agreement with respect to the Fund Accounting Servicing Agreement with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (9)(ad) to Post-Effective Amendment No. 32.

               (28) Letter Agreement with respect to Shareholder Servicing Agent Agreement with respect to the Emerging Growth Fund dated August 15, 1997 is incorporated by reference to Exhibit (9)(ae) to Post-Effective Amendment No. 34.

               (29)   Intentionally left blank.

               (30) License Agreement between Registrant and Firstar Corporation for use of Firstar name is incorporated by reference to Exhibit (9)(ag) to Post-Effective Amendment No. 34.

               (31) Revised Shareholder Servicing Agent Agreement Fee Schedule dated January 1, 2000 to the Fund Accounting Servicing Agreement with respect to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEXTM Fund, Tax-Exempt Intermediate Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Index Fund, Growth Fund, MidCap Index Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund, Core International Equity Fund and International Equity Fund is incorporated by reference to Exhibit (h)(34) to Post-Effective Amendment No. 38.

               (32) Internet Access Agreement with Firstar Trust Company, dated April 1998 is incorporated by reference to Exhibit
                      (h)(35) to Post-Effective Amendment No. 35.

               (33) Order Processing Agreement with M and I Trust Company, dated April 1, 1998 is incorporated by reference to Exhibit (h)(36) to Post-Effective Amendment No. 35.
 .
               (34) Service Agreement with Jack White and Company, dated May 12, 1998 is incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 35.
 .
               (35) Service Agreement with National Investors Services Corporation, dated June 1998 is incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 35.

               (36) Order Processing Agreement with Northern Trust Retirement Consulting, L.L.C., dated February 1, 1998 is incorporated by reference to Exhibit (h)(39) to Post-Effective Amendment No. 36.

               (37) 403(b) Comprehensive Agreement with Universal Pensions, Inc., dated May 4, 1998 is incorporated by reference to Exhibit (h) (40) to Post-Effective Amendment No. 36.

               (38) Assignment dated October 1, 1998 of Fund Accounting Servicing Agreement between Registrant and Firstar Trust Company, dated March 23, 1988, to Firstar Mutual Fund Services, LLC. is incorporated by reference to Exhibit
                      (h)(41) to Post-Effective Amendment No. 36.

               (39) Assignment dated October 1, 1998 of the Shareholder Servicing Agent Agreement between Registrant and Firstar Trust Company, dated March 23, 1988, to Firstar Mutual Fund Services, LLC. is incorporated by reference to Exhibit (h)(43) to Post-Effective Amendment No. 36.

               (40) Confidentiality Agreement dated June 17, 1999 between Charles Schwab & Co., Inc. and Firstar Investment Research and Management Company, LLC is incorporated by reference to Exhibit (h)(44) to Post-Effective Amendment No. 37.

               (41) Operating Agreement dated June 17, 1999 among Registrant, Charles Schwab & Co., Inc. and Firstar Investment Research and Management Company LLC is incorporated by reference to Exhibit (h)(45) to Post-Effective Amendment No. 37.

               (42) Retirement Plan Order Processing Amendment to the Operating Agreement dated June 17, 1999 among Registrant, Charles Schwab & Co., Inc., the Charles Schwab Trust Company and Firstar Investment Research and Management Company, LLC is incorporated by reference to Exhibit
                      (h)(46) to Post-Effective Amendment No. 37.

               (43) Services Agreement dated June 17, 1999 among Registrant, Charles Schwab & Co., Inc. and Firstar Investment Research and Management Company, LLC is incorporated by reference to Exhibit (h)(47) to Post-Effective Amendment No. 37.

               (44) Letter Agreement dated November 1, 1999 regarding Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC, with respect to the Core International Equity Fund is incorporated by reference to Exhibit (h)(50) to Post-Effective Amendment No. 38.

               (45) Letter Agreement dated November 1, 1999 regarding Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC, with respect to the MidCap Index Fund is incorporated by reference to Exhibit
                      (h)(51) to Post-Effective Amendment No. 38.

               (46) Letter Agreement dated November 1, 1999 to the Shareholder Servicing Agent Agreement between the Registrant and Firstar Mutual Fund Services, LLC, with respect to the Core International Equity Fund is incorporated by reference to Exhibit (h)(52) to Post-Effective Amendment No. 38.

               (47) Letter Agreement dated November 1, 1999 to the Shareholder Servicing Agent Agreement between the Registrant and Firstar Mutual Fund Services, LLC, with respect to the MidCap Index Fund is incorporated by reference to Exhibit (h)(53) to Post-Effective Amendment No. 38.

               (48) Credit Agreement dated December 29, 1999 for Firstar Funds, Inc. and Mercantile Mutual Funds, Inc. with Chase Manhattan Bank is incorporated by reference to Exhibit
                      (h)(54) to Post-Effective Amendment No. 38.

               (49) Exchange Agreement dated November 2, 1999 between Registrant and Firstar Corporation Pension Trust with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (h)(55) to Post-Effective Amendment No. 39.

               (50) Form of Letter Agreement to the Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC, with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit
                      (h)(57) to Post-Effective Amendment No. 39.

               (51) Form of Letter Agreement to the Shareholder Servicing Agent Agreement between the Registrant and Firstar Mutual Fund Services, LLC, with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (h)(58) to Post-Effective Amendment No. 39.

               (52) Form of Amendment to Shareholder Servicing Agent Agreement dated March 23, 1988 and assigned as of October 1, 1998 with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (h)(59) to Post-Effective Amendment No. 39.

               (53) Form of Letter Agreement with respect to the Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Securities Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is incorporated by reference to Exhibit (h)(60) to Post-Effective Amendment No. 40.

               (54) Form of Letter Agreement with respect to the Shareholder Servicing Agent Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Securities Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is incorporated by reference to Exhibit (h)(61) to Post-Effective Amendment No. 40.

               (55) Form of Letter Agreement to the Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC, with respect to the Select Money Market Fund is incorporated by reference to Exhibit (h)(55) to Post-Effective Amendment No. 45.

               (56) Form of Letter Agreement to the Shareholder Servicing Agent Agreement between the Registrant and Firstar Mutual Fund Services, LLC, with respect to the Select Money Market Fund is incorporated by reference to Exhibit
                      (h)(56) to Post-Effective Amendment No. 45.

        (i)    None.

        (j)    (1)    Consent of Drinker Biddle & Reath LLP is filed herein.

        (j)    (2)    Consent of KPMG LLP  is filed herein.

        (j)    (3)    Consent of Arthur Andersen LLP is filed herein.


        (k)    None.

        (l)    (1)    Purchase Agreement between Registrant and ALPS
                      Securities, Inc. is incorporated by reference to Exhibit
                      (13)(a) to Post-Effective Amendment No. 29.

               (2) Purchase Agreement between ALPS Securities, Inc. and Sunstone Financial Group, Inc. is incorporated by reference to Exhibit (13)(b) to Post-Effective Amendment No. 29.

               (3) Purchase Agreement between Firstar Trust (Wisconsin) and the Registrant relating to startup of Balanced Income Fund is incorporated by reference to Exhibit (13)(c) to Post-Effective Amendment No. 34.

               (4) Purchase Agreement dated February 26, 1999 between Registrant and B.C. Ziegler & Company with respect to the Series B Shares is incorporated by reference to Exhibit
                      (l)(4) to Post-Effective Amendment No. 38.

               (5) Purchase Agreement dated November 3, 1999 between Registrant and B.C. Ziegler & Company with respect to the Core International Equity Fund is incorporated by reference to Exhibit (l)(5) to Post-Effective Amendment No. 38.

               (6) Purchase Agreement dated November 3, 1999 between Registrant and B.C. Ziegler & Company with respect to the MidCap Index Fund is incorporated by reference to Exhibit
                      (l)(6) to Post-Effective Amendment No. 38.

               (7) Form of Purchase Agreement between Registrant and B.C. Ziegler and Company with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (l)(7) to Post-Effective Amendment No. 39.

               (8) Form of Purchase Agreement between Registrant and B.C. Ziegler & Company with respect to the Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Securities Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund, and Global Equity Fund is incorporated by reference to Exhibit (l)(8) to Post-Effective Amendment No. 40.

               (9) Form of Purchase Agreement with respect to Y Shares of the Aggregate Bond Fund, National Municipal Bond Fund and U.S. Government Securities Fund is incorporated by reference to Exhibit (l)(9) to Post-Effective Amendment No. 40.

               (10) Form of Purchase Agreement between Registrant and Quasar Distributors, LLC with respect to the Select Money Market Fund is incorporated by reference to Exhibit (l)(10) to Post-Effective Amendment No. 45.

        (m)    (1)    Amended and Restated Distribution and Service Plan and
                      Form of Distribution and Servicing Agreement is incorporated by reference to Exhibit (14)(a) to Post-
                      Effective Amendment No. 30.

               (2) Distribution and Services Plan for the Retail B Shares is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 36.
 .
               (3) Services Plan for the Retail B Shares is incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 36.

               (4) Form of Amended and Restated 12b-1 Distribution and Service Plan with respect to the Retail B Shares is incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 40.

               (5) Form of Amended and Restated Non-12b-1 Service Plan with respect to the Retail B Shares is incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 40.

               (6) Form of Services Plan with respect to the Y Shares is incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 40.

               (7) Form of Shareholder Services Plan with respect to Shares of the Conning Money Market Fund is incorporated by reference to Exhibit (m)(7) to Post-Effective Amendment No. 45.

               (8) Form of Services Plan with respect to the Institutional Shares of the Ohio Tax-Exempt Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, and U.S. Government Money Market Funds is incorporated by reference to Exhibit (m)(8) to Post-Effective Amendment No. 45.

        (n)    (1)    Intentionally left blank.

               (2) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Series System is incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 38.

               (3) Form of Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Series System is incorp-orated by reference to Exhibit (n)(3) to Post-Effective Amendment No. 39.

               (4) Form of Amended and Restated 18f-3 Plan Pursuant to Rule 18f-3 for operation of a Multi-Series System is incorporated by reference to Exhibit (n)(4) to Post-Effective Amendment No. 40.

        (o)    None.

        (p)    (1)    Code of Ethics of Firstar Investment Research and
                      Management Company, LLC, as Adviser with respect to each Fund of the Company is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 39.

               (2) Code of Ethics of Hansberger Global Investors, Inc. as Sub-Adviser to the International Equity Fund is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 39.

               (3) Code of Ethics of Glenmede Advisers Inc. as Sub-Adviser to the Core International Equity Fund is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 44.

               (4) Code of Ethics of the Registrant is incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 39.

               (5) Code of Ethics of Quasar Distributors, LLC as affiliated Distributor is incorporated by reference to Exhibit (p)
                      (5) to Post-Effective Amendment No. 43.


Item 24.  Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

          Registrant is controlled by its Board of Directors.

Item 25.  Indemnification
          ---------------

          Article IX of Registrant's Articles of Incorporation, incorporated by reference as Exhibit (a)(1) hereto, provides for the indemnification of Registrant's directors and officers to the full extent permitted by the Wisconsin Business Corporation Law and the Investment Company Act of 1940.

          Article VII of the By-laws of the Registrant, incorporated by reference as Exhibit (b)(1) hereto, provides that officers and directors of the Registrant shall be indemnified by the Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorney's fees) incurred in connection with a legal action, suit or proceeding to the full extent permissible under the Wisconsin Business Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940.

          In no event will Registrant indemnify any of its directors or officers against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Indemnification of the Registrant, its affiliates, their respective assigns and their respective officers, directors, employees, agents and servants against certain losses is provided for in Section 7.2 of the Internet Access Agreement with Firstar Trust Company incorporated herein by reference as Exhibit
(h)(32).

          Indemnification of the Registrant, its transfer agent, its administrator and their respective affiliates, directors, trustees, officers, employees and agents, and each person who controls them within the meaning of the Securities Act of 1933, against certain losses is provided for in Section 12(a) of the Order Processing Agreement with Marshall & Ilsley Trust Company incorporated herein by reference as Exhibit (h)(33) and Section 9(a) of the Order Processing Agreement with Northern Trust Retirement Consulting, L.L.C. incorporated herein by reference to Exhibit (h)(36).

          Indemnification of the Registrant, its investment adviser and their affiliates, directors, managers, employees and shareholders against certain losses is provided for in Section 9 of the Service Agreement with Jack White & Company incorporated herein by reference to Exhibit (h)(34).

          Indemnification of the Registrant, its investment adviser and their directors, managers, officers, employees and agents against certain losses is provided for in Section 6(a) of the Service Agreement with National Investors Services Corp. incorporated herein by reference as Exhibit (h)(35).

          Indemnification of the Registrant and its directors, officers, employees and agents against certain losses is provided for in Section 13 of the Retirement Plan Order Processing Amendment to the Operating Agreement with Charles Schwab & Co., Inc. and The Charles Schwab Trust Company incorporated herein by reference to Exhibit (h)(42).

          Indemnification of the Registrant, its investment adviser and their directors, officers, employees and agents against certain losses is provided for in Section 4(a) of the Services Agreement with Charles Schwab and Co., Inc. incorporated herein by reference as Exhibit (h)(43).

          Indemnification of Registrant's principal underwriter, custodians and transfer agents against certain losses is provided for, respectively, in Section 6 (a) of the Distribution Agreement, incorporated by reference as Exhibit (e)(1) hereto, Section 11 of the Custodian Agreement, incorporated by reference as Exhibit (g)(1) hereto, and Section 6(c) of the Shareholder Servicing Agent Agreement incorporated by reference as Exhibit (h)(14) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.


Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Firstar Investment Research and Management Company, LLC is a registered investment adviser under the Investment Advisers Act of 1940.

          To Registrant's knowledge, none of the directors or senior executive officers of Firstar Investment Research and Management Company LLC, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Firstar Investment Research and Management Company LLC also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Firstar Investment Research and Management Company LLC who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


              FIRSTAR INVESTMENT RESEARCH AND MANAGEMENT COMPANY

                      Position with
                      Firstar Investment
                      Research and           Other Business           Type of
Name                  Management Company     Connections              Business
----                  ------------------     --------------           --------
Robert L. Webster     Director               Executive                Bank
                                             Vice President,
                                             Firstar Bank,
                                             Milwaukee, N.A.
                                             777 E. Wisconsin
                                             Avenue, Milwaukee, WI
53202

Todd Krieg            Director

Bruce Laning          Director

Marian Zentmyer       Director,
                      Chief Equity
                      Investment Officer


                     Hansberger Global Investors, Inc., a wholly-owned subsidiary of Hansberger, Inc., serves as sub-investment adviser to the International Equity Fund.

                     To Registrant's knowledge, none of the directors or senior executive officers of Hansberger Global Investors, Inc. except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Hansberger Global Investors, Inc. also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Hansberger Global Investors, Inc. who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


                       HANSBERGER GLOBAL INVESTORS, INC.

----------------------------------------------------------------------------------------
                        Position with        Other Business
Name and Principal      Hansberger Global    Connections and
Business Address        Investors, Inc.      Address<F1>               Type of Business
----------------------------------------------------------------------------------------
Thomas L. Hansberger    Chairman, CEO,       Director,                 Mutual Fund
                        President, Director  Schroder Korea Fund PLC
                        and Treasurer        33 Gutter Lane
                                             London,
                                             EC2B-A124 8AS
----------------------------------------------------------------------------------------
                                             Director,                 Mutual Fund
                                             The Bangkok Fund
                                             Bangkok, Thailand
----------------------------------------------------------------------------------------
                                             Advisory Board Member,    Mutual Fund
                                             The India Fund
                                             India
----------------------------------------------------------------------------------------
Kimberly Ann Scott      Director,            None
                        Senior Vice
                        President, Chief
                        Administrative
                        Officer, Chief
                        Compliance Officer
                        and Secretary
----------------------------------------------------------------------------------------
J. Christopher Jackson  Director,            None
                        Senior Vice
                        President, General
                        Counsel and
                        Assistant Secretary
----------------------------------------------------------------------------------------
James Everett Chaney    Chief Investment     None
                        Officer
----------------------------------------------------------------------------------------
Lauretta Ann Reeves     Director of          None
                        Research
----------------------------------------------------------------------------------------
Francisco Jose Alzuru   Managing Director    None
----------------------------------------------------------------------------------------
Erik Erwin Bieck        Managing Director    None
----------------------------------------------------------------------------------------
Wesley Edmond Freeman   Managing Director    None
----------------------------------------------------------------------------------------
Mark Poon               Managing Director    None
----------------------------------------------------------------------------------------
Vladimir Tyurenkov      Managing Director    None
----------------------------------------------------------------------------------------
Ajit Dayal              Managing Director    None
----------------------------------------------------------------------------------------
Aureole Foong           Managing Director    None
----------------------------------------------------------------------------------------
Thomas A. Christenson   Managing Director    None
----------------------------------------------------------------------------------------


<F1> Address of all individuals: 515 East Las Olas Blvd., Suite 1300, Fort
     Lauderdale, FL 33301.

     Glenmede Advisers Inc. serves as sub-investment adviser to the Core International Equity Fund.

          Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs and, with respect to each such person, the name and business address of the Company (if any) with which such person has been connected at any time since July 31, 1996, as well as the capacity in which such person was connected.

                              GLENMEDE ADVISERS INC.
-------------------------------------------------------------------------------
        DIRECTOR                 ORGANIZATION                AFFILIATION
-------------------------------------------------------------------------------
SUSAN W. CATHERWOOD        The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company of New Jersey
-----------------------------------------------------------------------------
                           PECO Energy                Director
-----------------------------------------------------------------------------
                           University of              Vice Chairman, Board of
                           Pennsylvania               Trustees
-------------------------------------------------------------------------------
                           The World Affairs Council  Member, Board
                           of Philadelphia
-------------------------------------------------------------------------------
                           Monell Chemical Senses     Director
                           Center
-------------------------------------------------------------------------------
                           The Christopher Ludwick    Member, Board of
                           Foundation                 Managers, Vice Chairman
-------------------------------------------------------------------------------
                           Executive Service Corps    Vice Chairman, Board of
                           of the Delaware Valley     Directors
-------------------------------------------------------------------------------
                           Montessori Genesis II      Member, Advisory Board
-------------------------------------------------------------------------------
                           United Way of              Director
                           Southeastern Pennsylvania
-------------------------------------------------------------------------------
                           Thomas Harrison Skelton    Board Member
                           Foundation
-------------------------------------------------------------------------------
                           The Catherwood Foundation  Board Member
-------------------------------------------------------------------------------
JAMES L. KERMES            The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company of New Jersey
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director, Chairman of the
                           Company, N.A               Board
-------------------------------------------------------------------------------
                           Rittenhouse Square         Board Member and Officer
                           Indemnity Ltd.
-------------------------------------------------------------------------------
                           Assoc. for Investment      Committee Member-
                           Mgm't & Research (AIMR)    Performance Presentation
                                                      Standards
-------------------------------------------------------------------------------
                           Elwyn, Inc.                Board Member
-------------------------------------------------------------------------------
THOMAS W. LANGFITT, M.D.   The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           General Motors Medical     Chairman
                           Committee on Automotive
                           Safety
-------------------------------------------------------------------------------
                           University of              Board of Trustees
                           Pennsylvania Medical
                           Center
-------------------------------------------------------------------------------
                           Greater Philadelphia       Member
                           Urban Affairs Coalition
-------------------------------------------------------------------------------
                           The Philadelphia Public    Member
                           School/Business
                           Partnership for Reform
                           Governing Board
-------------------------------------------------------------------------------
                           Secretary's Advisory       Member
                           Committee on Infant
                           Mortality Department of
                           Health and Human Services
-------------------------------------------------------------------------------
                           Institute of Medicine      Member
-------------------------------------------------------------------------------
                           American Philosophical     Member
                           Society
-------------------------------------------------------------------------------
                           Community College of       Director
                           Philadelphia
-------------------------------------------------------------------------------
                           Nat'l Museum of American   Trustee
                           History Smithsonian
                           Institution
-------------------------------------------------------------------------------
ARTHUR E. PEW, III         The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           Manitou Island             Member, Board of
                           Association (White Bear    Directors
                           Lake, MN)
-------------------------------------------------------------------------------
                           Minnesota Transportation   Member, Board of Trustees
                           Museum, Inc. (Mpls, MN)
-------------------------------------------------------------------------------
                           Museum of Transport.       Chairman, Board of
                           Development Corp.(St.      Directors
                           Paul, MN)
-------------------------------------------------------------------------------
                           Osceola & St. Croix        Member, Board of
                           Valley Railway (Osceola,   Directors
                           WI)
-------------------------------------------------------------------------------
G. THOMPSON PEW, JR.       The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           The Glenmede Fund, Inc.    Director/Trustee
-------------------------------------------------------------------------------
                           The Glenmede Portfolios    Director/Trustee
-------------------------------------------------------------------------------
                           The Glenmede Equity Fund   Advisory Board Member
-------------------------------------------------------------------------------
                           Opera Company of           Vice President and Board
                           Philadelphia               Member, Executive
                                                      Committee
-------------------------------------------------------------------------------
                           Philadelphia Charity       Board Member, Past
                           Ball, Inc.                 President
-------------------------------------------------------------------------------
                           Philadelphia Zoo           Committee Member
                           "Zoobilee"
-------------------------------------------------------------------------------
                           Academy of Music           AOM Committee, Board
                           Philadelphia, Inc.         Member
-------------------------------------------------------------------------------
                           (SEA) Sea Education        Board Member
                           Association
-------------------------------------------------------------------------------
                           Corinthian Historical      President, Board Member
                           Foundation
-------------------------------------------------------------------------------
                           Devon Horse Show           Trophy Committee Member
-------------------------------------------------------------------------------
                           Corinthian Yacht Club      Committee Member
-------------------------------------------------------------------------------
                           American Health Care       Director
                           (China)
-------------------------------------------------------------------------------
                           Benchmark School           Chairperson, Annual
                                                      Giving
-------------------------------------------------------------------------------
                           Special Opportunities      Board Member
                           Group (Guilder Assoc.)
-------------------------------------------------------------------------------
J. HOWARD PEW, II          The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
J. N. PEW, III             The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
J. N. PEW, IV, M.D.        The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company of New Jersey
-------------------------------------------------------------------------------
                           Joseph N. Pew, IV, M.D.,   President
                           PC
-------------------------------------------------------------------------------
                           Flying Hills Self          President
                           Storage, Inc.
-------------------------------------------------------------------------------
                           American Red Cross, Berks  Director
                           County
-------------------------------------------------------------------------------
                           French & Pickering Creek   Director
                           Conservation Trust, Inc.
-------------------------------------------------------------------------------
R. ANDERSON PEW            The Glenmede Corporation   Director, Chairman of the
                                                      Board
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company, N.A.
-------------------------------------------------------------------------------
                           Sun Company, Inc.          Director
-------------------------------------------------------------------------------
                           Academy of Music           Member, AOM Committee
                           Philadelphia, Inc.
-------------------------------------------------------------------------------
                           Aircraft Owners and        Chairman of the Board
                           Pilots Association
-------------------------------------------------------------------------------
                           AOPA Air Safety            Chairman, Board of
                           Foundation                 Trustees
-------------------------------------------------------------------------------
                           Bryn Mawr College          Vice Chairman, Board of
                                                      Trustees
-------------------------------------------------------------------------------
                           The Children's Hospital    Vice Chairman, Board of
                           of Philadelphia            Trustees
-------------------------------------------------------------------------------
                           The Curtis Institute of    Member, Board of Trustees
                           Music
-------------------------------------------------------------------------------
                           The Jackson Laboratory     Member, Corporation Board
                                                      of Trustees
-------------------------------------------------------------------------------
RICHARD F. PEW             The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           Yellowstone Center for     Director
                           Mountain Environments
-------------------------------------------------------------------------------
                           Mountain Research Center,  Director
                           Montana State University
-------------------------------------------------------------------------------
                           Teton Science School;      Director
                           Kelly, Wyoming
-------------------------------------------------------------------------------
REBECCA W. RIMEL           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           Deutsche Banc Alex. Brown  Director
                           Flag Investors Funds
-------------------------------------------------------------------------------
                           - Deutsche Banc Alex Brown
                             Cash Reserve Fund
-------------------------------------------------------------------------------
                           - Communications Income
                             Fund Inc.
-------------------------------------------------------------------------------
                           - Real Estate Securities
                             Fund Inc.
-------------------------------------------------------------------------------
                           - Equity Partners Fund
                             Inc.
-------------------------------------------------------------------------------
                           - Emerging Growth Fund
                             Inc.
-------------------------------------------------------------------------------
                           - Short-Intermediate
                             Income Fund Inc.
-------------------------------------------------------------------------------
                           - Value Builder Fund Inc.
-------------------------------------------------------------------------------
                           University of Virginia     Campaign Executive
                                                      Committee, UVA Alumni
                                                      Association Board of
                                                      Managers
-------------------------------------------------------------------------------
                           Thomas Jefferson Memorial  Board of Directors
                           Foundation (Monticello)
-------------------------------------------------------------------------------
                           Gilder Lehrman Institute   Advisory Board
                           of American History
-------------------------------------------------------------------------------
                           Council on Foundations     Board of Directors,
                                                      Robert W. Scrivner Award
                                                      Selection Committee
-------------------------------------------------------------------------------
ROBERT G. WILLIAMS         The Glenmede Trust         Director, Chairman of the
                           Company                    Board
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company of New Jersey
-------------------------------------------------------------------------------
                           Coriell Institute for      Trustee, Chairman
                           Medical Research           Investment Committee
-------------------------------------------------------------------------------
                           Elizabeth Haddon Housing   President / Director
                           Corp (affordable housing)
-------------------------------------------------------------------------------
                           Estaugh Corporation (aka   President / Trustee
                           Medford Leas)
-------------------------------------------------------------------------------
                           Upland Corp.               President
-------------------------------------------------------------------------------
ETHEL BENSON WISTER        The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           Academy of Music           Committee Member
                           Philadelphia, Inc.
-------------------------------------------------------------------------------
                           Concerto Soloists          Arts Award 1997 Recipient
                           Orchestra
-------------------------------------------------------------------------------
                           Scheie Eye Institute -     Recipient, Guest of Honor
                           Department of              Award 1998 - Scheie
                           Ophthalmology University   Odyssey Ball
                           of Pennsylvania
-------------------------------------------------------------------------------
                           Philadelphia Television    Board Member
                           Network, Inc.
-------------------------------------------------------------------------------


Item 27.  Principal Underwriter
          ---------------------

          (a) Quasar Distributors, LLC, the Registrant's principal underwriter, also acts as principal underwriter for the following open-end investment companies:

               Firstar Stellar Funds
               Cullen Funds Trust
               The Arbitrage Funds
               Country Growth Fund, Inc.
               Country Asset Allocation Fund, Inc
               Country Tax Exempt Bond Fund, Inc.
               Country Taxable Fixed Income Series, Inc.
               Country Money Market Fund
               Country Long-Term Bond Fund
               Country Short-Term Government Bond Fund

          (b) To the best of Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

--------------------------------------------------------------------------------
Name and Principal     Position and Offices with    Positions and Offices
Business Address       Quasar Distributors, LLC     with Registrant
--------------------------------------------------------------------------------
James R. Schoenike     President, Board Member      None
--------------------------------------------------------------------------------
Donna J. Berth         Treasurer                    None
--------------------------------------------------------------------------------
James J. Barresi       Secretary                    None
--------------------------------------------------------------------------------
Joe Redwine            Board Member                 None
--------------------------------------------------------------------------------
Bob Kern               Board Member                 None
--------------------------------------------------------------------------------
Paul Rock              Board Member                 None
--------------------------------------------------------------------------------
Jennie Carlson         Board Member                 None
--------------------------------------------------------------------------------
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
--------------------------------------------------------------------------------

          (c) None.

Item 28.       Location of Accounts and Records
               --------------------------------

        (1) Firstar Mutual Fund Services LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (records relating to its function as custodian, transfer agent, fund accounting servicing agent, shareholder servicing agent and administrator).

        (2) Firstar Investment Research and Management Company, LLC, Firstar Center, 777 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202 (records relating to its function as investment adviser).

        (3) Hansberger Global Investors, Inc., 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, FL 33301 (records relating to its function as sub-investment adviser for the International Equity Fund).

        (4) Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its functions as distributor).

        (5) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Articles of Incorporation, By-laws and Minute Books).

        (6) The Chase Manhattan Bank, 4 Chase Metro Tech Center, Brooklyn, NY 11245, ATTN: Global Investor Services, Investment Management Group (records relating to its function as foreign subcustodian).

        (7) Glenmede Advisers Inc., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103 (records relating to its function as sub-investment adviser for the Core International Equity Fund).

Item 29.  Management Services
          -------------------

          None.

Item 30   Undertakings
          ------------

          None.

                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 46 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and the State of Wisconsin, on the 26th day of September, 2000.

                         FIRSTAR FUNDS, INC.
                         Registrant

                         By:  /s/ Bruce R. Laning
                              --------------------------------
                              Bruce R. Laning
                              Director, President & Treasurer

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 46 to the Registration Statement of the Registrant has been signed by the following persons in the capacities and on the dates indicated:

      Signature                  Title                       Date
      ---------                  -----                       ----

<F1>James M. Wade          Chairman and
    ---------------        Director                  September 26, 2000
    (James M. Wade)

/s/ Bruce R. Laning        Director,
    ---------------        President, Treasurer      September 26, 2000
    Bruce R. Laning

<F1>Richard Riederer       Director                  September 26, 2000
    ------------------
    (Richard Riederer)

<F1>Jerry Remmel           Director                  September 26, 2000
    --------------
    (Jerry Remmel)

<F1>Glen R. Bomberger      Director                  September 26, 2000
    -------------------
    (Glen R. Bomberger)

<F1>Charles R. Roy         Director                  September 26, 2000
    ----------------
    (Charles R. Roy)

<F1>Bronson J. Haase       Director                  September 26, 2000
    ------------------
    (Bronson J. Haase)

<F1>By: /s/ Bruce R. Laning                          September 26, 2000
        -------------------
        Bruce R. Laning
        Attorney-in-fact




                              POWER OF ATTORNEY
                              -----------------



          Glen R. Bomberger, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     June 16, 2000                 /s/Glen R. Bomberger
                                        --------------------
                                           Glen R. Bomberger


                              POWER OF ATTORNEY
                              -----------------



          James M. Wade, whose signature appears below, does hereby constitute and appoint Bruce R. Laning and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



Date:     June 16, 2000            /s/James M. Wade
                                   ----------------
                                      James M. Wade


                              POWER OF ATTORNEY
                              -----------------



          Richard K. Riederer, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     June 16, 2000            /s/Richard K. Riederer
                                   ----------------------
                                      Richard K. Riederer



                              POWER OF ATTORNEY
                              -----------------



          Jerry Remmel, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     June 16, 2000            /s/Jerry Remmel
                                   ---------------
                                      Jerry Remmel



                              POWER OF ATTORNEY
                              ------------------



          Bruce R. Laning, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



Date:     June 16, 2000                 /s/Bruce R. Laning
                                        -------------------
                                           Bruce R. Laning



                              POWER OF ATTORNEY
                              -----------------



          Charles R. Roy, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.


Date:     June 16, 2000            /s/Charles R. Roy
                                   -----------------
                                      Charles R. Roy



                              POWER OF ATTORNEY
                              ------------------



          Bronson J. Haase, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any one of them, shall do or cause to be done by virtue hereof.


Date:  June 16, 2000               /s/Bronson J. Haase
                                   -------------------
                                      Bronson J. Haase


                              FIRSTAR FUNDS, INC.

                            CERTIFICATE OF SECRETARY


     The following resolution was duly adopted by the Board of Directors of Firstar Funds, Inc. on June 16, 2000 and remains in effect on the date hereof:

     FURTHER RESOLVED, that the directors and officers of the Company who may be required to execute any amendments to the Registration Statement of the Company be, and each of them hereby is, authorized to execute a Power of Attorney appointing James M. Wade, Bruce R. Laning and W. Bruce McConnel, and each and any of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as director or officer, or both, of the Company any and all amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and each and any of said attorneys shall have the power to act thereunder with or without the other said attorney and shall have full power of substitution and resubstitution; and each and any of said attorneys shall have full power and authority to do in the name and on behalf of said directors and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said directors or officers, or any or all of them, might or could do in person, said acts of said attorneys, or each and any of them, being hereby ratified and approved.


                                   FIRSTAR FUNDS, INC.




                              By:  /s/ W. Bruce McConnel
                                   ------------------------
                                   W. Bruce McConnel
                                   Secretary


Dated:  September 26, 2000


                                 EXHIBIT INDEX



EXHIBIT NO.         ITEM
-----------         ----


(j)(1)              Consent of Drinker Biddle & Reath LLP.

(j)(2)              Consent of KPMG LLP.

(j)(3)              Consent of Arthur Andersen LLP.